UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________________

SCHEDULE 14A

_____________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

EON RESOURCES INC.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS OF EON RESOURCES INC.

TO BE HELD ON OCTOBER 30, 2024

EON Resources Inc.
3730 Kirby Drive, Suite 1200
Houston, Texas 77098

TO THE STOCKHOLDERS OF EON RESOURCES INC.:

NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders of EON Resources Inc. (f/k/a HNR Acquisition Corp) (“EONR,” the “Company,” “we,” “us” or “our”), will be held at 2:30 p.m. eastern, on October 30, 2024 (the “Annual Meeting”). The Annual Meeting will be conducted via live webcast at the following address: https://www.cstproxy.com/eonr/2024. You will be able to vote and submit questions and access our stockholder list by visiting https://www.cstproxy.com/eonr/2024 and participate live in the webcast. A secure control number that will allow you to participate in the meeting electronically can be found on the enclosed proxy card. If you do not have a control number, please contact the bank or broker that you hold your shares with directly. The Annual Meeting webcast will begin promptly at 2:30 p.m. eastern on October 30, 2024, and our stockholders will be able to log in beginning at 2:15 p.m. eastern on October 30, 2024. We encourage you to access the Annual Meeting prior to the start time. The virtual Annual Meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants in the Annual Meeting should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the meeting. We encourage participants in the Annual Meeting to log on to the live webcast 15 minutes prior to the start time of the Annual Meeting and ensure that they can hear streaming audio. For purposes of attendance at the Annual Meeting, all references in the accompanying proxy statement (the “Proxy Statement”) to “present in person” or “in person” shall mean virtually present at the Annual Meeting.

At the Annual Meeting, you will be asked to consider and vote on the following proposals (the “Proposals”):

Proposal No. 1: The Directors Proposal — To elect two (2) persons to our Board of Directors as Class I directors, each to hold office until the 2026 annual meeting of stockholders or until their respective successors shall have been duly elected or appointed and qualify.

Proposal No. 2: The Auditor Proposal — To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

Proposal No. 3: The NYSE American Proposal — To approve, for purposes of complying with NYSE American Rule 713(a), the potential and likely issuance of more than 19.99% of our issued and outstanding shares of Class A Common Stock including securities convertible into Class A Common Stock pursuant to the Common Stock Purchase Agreement dated October 17, 2022 (as amended) with White Lion Capital, LLC.

Proposal No. 4: The Stock Issuance Proposal — To approve the issuance of 1,355,340 shares of our Class A Common Stock to certain investors in our company who previously held promissory notes issued by us, which were initially exchanged for 451,563 shares of Class A Common Stock on November 13, 2023.

Proposal No. 5: The Adjournment Proposal — To approve the adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the above proposals.

Each of these proposals is more fully described in the accompanying Proxy Statement, which you are encouraged to read carefully.

Our Class A Common Stock is currently listed on the NYSE American under the symbol “EONR” and our redeemable public warrants are listed on the NYSE American under the symbol “EONR WS.”

Only holders of record of shares of our common stock at the close of business on September 30, 2024 (the “Record Date”) are entitled to notice of and to vote and have their votes counted at the Annual Meeting and any adjournments or postponements of the Annual Meeting. A complete list of our stockholders of record entitled to vote at the Annual Meeting will be available for 10 days before the Annual Meeting at our principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Annual Meeting and electronically during the Annual Meeting at https://www.cstproxy.com/eonr/2024.

After careful consideration, our board of directors believes that each of the Director Proposal, the Auditor Proposal, the NYSE American Proposal, the Stock Issuance Proposal, and the Adjournment Proposal is in the best interests of our company and our stockholders and unanimously recommends that its stockholders vote “FOR” each of the nominees for the Director Proposal and “FOR” each of the other Proposals to be presented at the Annual Meeting.

By Order of the Board of Directors,
/s/ Dante Caravaggio
Dante Caravaggio
Chief Executive Officer
[__], 2024
Houston, Texas

OUR BOARD OF DIRECTORS APPRECIATES AND ENCOURAGES YOUR PARTICIPATION IN OUR ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED. ACCORDINGLY, PLEASE AUTHORIZE A PROXY TO VOTE YOUR SHARES BY INTERNET, TELEPHONE OR MAIL. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY WITHDRAW YOUR PROXY, IF YOU WISH, AND VOTE IN PERSON. YOUR PROXY IS REVOCABLE IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THIS PROXY STATEMENT.

EON Resources Inc.
3730 Kirby Drive, Suite 1200
Houston, Texas 77098

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS OF
EON RESOURCES INC.

TO BE HELD ON OCTOBER 30, 2024

General

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the board of directors (the “Board of Directors”) of EON Resources Inc. (f/k/a HNR Acquisition Corp) (“EONR,” the “Company,” “we,” “us” or “our”), for the annual meeting of stockholders to be held at 2:30 p.m. eastern, on October 30, 2024 (the “Annual Meeting”). The Annual Meeting will be conducted via live webcast at the following address: https://www.cstproxy.com/eonr/2024. You will be able to vote and submit questions and access our stockholder list by visiting https://www.cstproxy.com/eonr/2024 and participate live in the webcast. A secure control number that will allow you to participate in the meeting electronically can be found on the enclosed proxy card. If you do not have a control number, please contact the bank or broker that you hold your shares with directly. The Annual Meeting webcast will begin promptly at 2:30 p.m. eastern on October 30, 2024, and our stockholders will be able to log in beginning at 2:30 p.m. eastern on October 30, 2024. We encourage you to access the Annual Meeting prior to the start time. The virtual Annual Meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants in the Annual Meeting should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the meeting. We encourage participants in the Annual Meeting to log on to the live webcast 15 minutes prior to the start time of the Annual Meeting and ensure that they can hear streaming audio. For purposes of attendance at the Annual Meeting, all references in this Proxy Statement to “present in person” or “in person” shall mean virtually present at the Annual Meeting.

At the Annual Meeting, you will be asked to consider and vote on the following proposals (the “Proposals”):

Proposal No. 1: The Directors Proposal — To elect two (2) persons to our Board of Directors as Class I directors, each to hold office until the 2026 annual meeting of stockholders or until their respective successors shall have been duly elected or appointed and qualify.

Proposal No. 2: The Auditor Proposal — To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

Proposal No. 3: The NYSE American Proposal — To approve, for purposes of complying with NYSE American Rule 713(a), the potential and likely issuance of more than 19.99% of our issued and outstanding shares of Class A Common Stock including securities convertible into Class A Common Stock pursuant to the Common Stock Purchase Agreement dated October 17, 2022 (as amended) with White Lion Capital, LLC.

Proposal No. 4: The Stock Issuance Proposal — To approve the issuance of 1,355,340 shares of our Class A Common Stock to certain investors in our company who previously held promissory notes issued by us, which were initially exchanged for 451,563 shares of Class A Common Stock on November 13, 2023.

Proposal No. 5: The Adjournment Proposal — To approve the adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the above proposals.

Our Class A Common Stock, par value $0.0001 per share, is currently listed on the NYSE American under the symbol “EONR” and our redeemable public warrants are listed on the NYSE American under the symbol “EONR WS.”

Only holders of record of shares of our Common Stock at the close of business on September 30, 2024 (the “Record Date”) are entitled to notice of and to vote and have their votes counted at the Annual Meeting and any adjournments or postponements of the Annual Meeting. A complete list of our stockholders of record entitled to vote at the Annual Meeting will be available for 10 days before the Annual Meeting at our principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Annual Meeting and electronically during the Annual Meeting at https://www.cstproxy.com/eonr/2024.

Recommendation of our Board of Directors

Our Board of Directors believes that each of the Director Proposal, the Auditor Proposal, the NYSE American Proposal, the Stock Issuance Proposal, and the Adjournment Proposal is in the best interests of our company and our stockholders and recommends that our stockholders vote “FOR” each of the nominees for the Director Proposal and “FOR” each of the other proposals to be presented at the Annual meeting.

Record Date; Who is Entitled to Vote

Our stockholders will be entitled to vote or direct votes to be cast at the Annual Meeting if they owned shares of Common Stock at the close of business on the Record Date. As of the Record Date, there were [___] shares of Class A Common Stock, par value $0.0001 per share (“Class A Common Stock”), outstanding, which shares are entitled to an aggregate of [___] votes at the Annual Meeting and [___] shares of Class B Common Stock, par value $0.0001 per share (“Class B Common Stock,” and together with the Class A Common Stock, “Common Stock”), outstanding, which shares are entitled to an aggregate of [___] votes at the Annual Meeting. Under Delaware law, stockholders will not have appraisal or similar rights in connection with any proposal set forth in this Proxy Statement. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. Our redeemable public warrants (the “Public Warrants”) will not have the right to vote at the Annual Meeting.

Quorum

A quorum of our stockholders is necessary to hold a valid meeting. The presence, in person (which includes presence virtually at the Annual Meeting) or by proxy of shares of outstanding Common Stock representing a majority of the voting power of all outstanding shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum. In the absence of a quorum, the chairperson of the Annual Meeting has the power to adjourn the Annual Meeting. As of the Record Date, shares of outstanding commons stock representing [__] votes would be required to achieve a quorum.

Failure to Vote and Abstentions

With respect to each proposal in this Proxy Statement, you may vote “FOR,” “AGAINST” or “ABSTAIN.”

Abstentions and broker non-votes will each be counted as present for the purpose of determining whether a quorum is present at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of Proposal No. 1 — the Director Proposal. Abstentions will have the effect of being cast “AGAINST” Proposal No. 2 — the Auditor Proposal, Proposal No. 3 — the NYSE American Proposal, Proposal No. 4 — the Stock Issuance Proposal, and Proposal No. 5 — the Adjournment Proposal, but broker non-votes will have no effect on such proposals.

A broker non-vote occurs when a broker submits a proxy card with respect to shares of Common Stock held in a fiduciary capacity (typically referred to as being held in “street name”), but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Even if you do not provide voting instructions, under the rules of various national and regional securities exchanges, banks, brokers or other nominees can still vote your shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. In the event that a broker, bank, or other agent indicates on a proxy that it does not have discretionary authority to vote certain shares on a non-routine proposal, then those shares will be treated as broker non-votes. We believe that all proposals in this proxy statement, other than Proposal No. 2 — the Auditor Proposal and Proposal No. 5 — the Adjournment Proposal, are non-routine proposals; therefore, your broker, bank or other agent will only be entitled to vote on Proposal No. 2 — the Auditor Proposal and Proposal No. 5 — the Adjournment Proposal at the Annual Meeting without your instructions.

Stockholders do not have cumulative voting rights in the election of directors.

Vote Required for Approval

The following votes are required for each Proposal at the Annual Meeting:

•        The Director Proposal:    The nominees who receive a plurality of votes from the shares present virtually or by proxy and entitled to vote at the Annual Meeting will be elected.

•        The Auditor Proposal:    The vote of a majority of the shares present virtually or by proxy and entitled to vote on the matter at the Annual Meeting is required.

•        The NYSE American Proposal:    The vote of a majority of the shares present virtually or by proxy and entitled to vote on the matter at the Annual Meeting is required.

•        The Stock Issuance Proposal:    The vote of a majority of the shares present virtually or by proxy and entitled to vote on the matter at the Annual Meeting is required, excluding in both the numerator and the denominator those shares of Class A Common Stock held by persons who will receive shares of Class A Common Stock if the Stock Issuance Proposal is approved.

•        The Adjournment Proposal:    The vote of a majority of the shares present virtually or by proxy and entitled to vote on the matter at the Annual Meeting is required.

Voting Your Shares

Each share of Common Stock that you own in your name entitles you to one vote. Your proxy card shows the number of shares of Common Stock that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. There are two ways to vote your shares of Common Stock at the Annual Meeting.

•        You Can Vote by Signing and Returning the Enclosed Proxy Card.    If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Board of Directors: “FOR” the each of the nominees for the Director Proposal, “FOR” the Auditor Proposal, “FOR” the NYSE American Proposal, “FOR” the Stock Issuance Proposal, and “FOR” the Adjournment Proposal. Votes received after a matter has been voted upon at the Annual Meeting will not be counted.

•        You Can Attend the Annual Meeting and Vote in Person (Which Includes Presence Virtually at the Annual Meeting).    We will be hosting the Annual Meeting via live webcast. If you attend the Annual Meeting, you may submit your vote at the Annual Meeting online at https://www.cstproxy.com/eonr/2024, in which case any votes that you previously submitted will be superseded by the vote that you cast at the Annual Meeting.

Revoking Your Proxy

If you are a stockholder and you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:

•        you may send another proxy card with a later date;

•        you may notify David M. Smith, our General Counsel, in writing before the Annual Meeting that you have revoked your proxy; or

•        you may attend the Annual Meeting, revoke your proxy, and vote in person (which would include presence at the virtual Annual Meeting), as indicated above.

Questions

During the live question and answer portion of the Annual Meeting, our stockholders may submit questions, which will be answered as they come in, as time permits. If you wish to submit a question, you may do so by logging in to the virtual Annual Meeting platform on the Annual Meeting website, typing your question into the “Ask a Question”

field and clicking “Submit.” Only questions relevant to Annual Meeting matters will be answered during the Annual Meeting, subject to time constraints. Questions relevant to Annual Meeting matters that we do not have time to answer during the Annual Meeting will be posted to our website following the Annual Meeting.

Technical Support

We will have technicians ready to assist stockholders with any technical difficulties they may have accessing the virtual Annual Meeting. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual Annual Meeting log in page.

Who Can Answer Your Questions About Voting Your Shares

If you are a stockholder and have any questions about how to vote or direct a vote in respect of your shares of Common Stock, please contact Advantage Proxy, Inc., our proxy solicitor, by calling (877)-870-8565, or banks and brokers may call collect at (206)-870-8565, or by emailing ksmith@advantageproxy.com. This notice of Annual Meeting and the Proxy Statement are available at https://www.cstproxy.com/eonr/2024.

Appraisal Rights

Neither our stockholders nor holders of Public Warrants have appraisal rights in connection with proposals set forth herein Purchase under the Delaware General Corporation Law (“DGCL”).

Proxy Solicitation Costs

We are soliciting proxies on behalf of the Board of Directors. This solicitation is being made by mail but also may be made by telephone or in person. We, along with our directors, officers and employees, may also solicit proxies in person, by telephone or by other electronic means. We will bear the cost of the solicitation.

We have hired Advantage Proxy, Inc. to assist in the proxy solicitation process. We will pay that firm a fee of $10,000 plus disbursements.

We will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. We will reimburse them for their reasonable expenses.

Householding

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement or our annual report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you call or write us at the following address or phone number: EON Resources Inc., 3730 Kirby Drive, Suite 1200, Houston, Texas 77098, phone: (713) 834-1145, Attention: General Counsel. If you want to receive separate copies of our annual report and Proxy Statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

PROPOSAL NO. 1 — THE DIRECTOR PROPOSAL

General

Our Amended and Restated By-laws (the “Bylaws”) provide that the Board of Directors of our Company shall consist of a number fixed by the Board of Directors. Currently, the Board of Directors consists of five (5) members. The Bord of Directors is divided into two classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a two-year term. The Class I directors consist of Dante Caravaggio and Joseph V. Salvucci, Jr., and their term will expire at the Annual Meeting (our first annual meeting of stockholders). The Class II directors consist of Mitchell Trotter, Byron Blount, and Joseph V. Salvucci, Sr. and their term will expire at the second annual meeting of stockholders.

At the Annual Meeting, two (2) Class I directors are to be elected to serve until the 2026 annual meeting of our stockholders or until such directors’ respective successors are elected or appointed and qualify or until any such director’s earlier resignation or removal. The Board of Directors has nominated each of the persons listed below for election to the Board of Directors at the Annual Meeting. Each of the director nominees is currently a member of our Board of Directors.

Name	Age	Position	Director Since
Dante Caravaggio	67	Chief Executive Officer, President and Director	2023
Joseph V. Salvucci, Jr.(1)(2)	39	Director	2021

____________

(1)      Member of Compensation Committee.

(2)      Member of Nominating and Corporate Governance Committee.

Board Diversity Matrix (As of June 30, 2024)
Total Number of Directors: 5
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	—	5	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	—	5	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background	—	—	—	—

If any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the current Board of Directors or the proxy holders to fill such vacancy or for the balance of those nominees named without the nomination of a substitute, or the size of the Board of Directors may be reduced in accordance with our Bylaws.

Nominees

Dante Caravaggio — Chief Executive Officer, President and Director.    Mr. Caravaggio joined our company and has served as our Chief Executive Officer, President, and Director since December 2023. Since April 2021, Mr. Caravaggio has served as Chairman of SWI Excavating, one of the leading regional underground utility contractors in Colorado. In addition, since January 2021, Mr. Caravaggio has served as a strategy consultant for Shuler Industries to advance proprietary renewable technologies. From January 2020 to April 2022, Mr. Caravaggio served on the board of directors of McCarl’s Inc., a leading energy constructor in the northeast United States. Prior to joining McCarl’s Inc., Mr. Caravaggio was Senior Vice President, Hydrocarbons Americas for KBR (US) since January 2018.

Prior to his role with KBR (US), Mr. Caravaggio held a number of roles as an executive and project manager with Parsons Corp. and Jacobs Engineering, overseeing upstream and downstream hydrocarbon projects. Mr. Caravaggio received his MBA at Pepperdine University in Malibu, California and his BS and MS in Petroleum Engineering at the University of Southern California.

Mr. Caravaggio is qualified to serve as CEO and as a member of our board of directors based on our review of his qualifications, attributes, and skills, including his oil and gas management experience and oil and gas acquisition experience.

Joseph V. Salvucci, Jr. — Independent Director.    Joseph V. Salvucci, Jr. has served as a member of our board of directors since December 2021. Mr. Salvucci, Jr. began his career with PEAK Technical Staffing USA in November 2010 and is currently serving as the Chief Executive Officer overseeing nine branches with several hundred employees, and managing strategic initiatives for the company, including Staff Training, Career Pathing, and Organic Growth. Mr. Salvucci, Jr received his Executive MBA from the University of Pittsburgh. In addition to his responsibilities as President/COO of PEAK, Mr. Salvucci, Jr. serves on the board of Temporary Services Insurance Limited, a Workers’ Compensation company serving staffing companies.

The above information is submitted concerning the nominees for election as directors based upon information received by us from such persons.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, the affirmative vote of a plurality of the votes cast at the Annual Meeting, either in person or by proxy, is required for the election of a director. For purposes of the election of directors, abstentions and broker non-votes will have no effect on the result of the vote.

The BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS STOCKHOLDERS
VOTE “FOR” ALL OF THE NOMINEES NAMED IN PROPOSAL NO. 1.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information known to us regarding the beneficial ownership of Common Stock as of [__], 2024 (the “Beneficial Ownership Date”) by:

•        each person who is the beneficial owner of more than 5% of the outstanding shares of Common Stock;

•        each of the Company’s named executive officers and directors; and

•        all of the Company’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security. Under those rules, beneficial ownership includes securities that the individual or entity has the right to acquire, such as through the exercise of warrants or stock options or the vesting of restricted stock units, within 60 days of the Beneficial Ownership Date. Shares subject to warrants or options that are currently exercisable or exercisable within 60 days of the Beneficial Ownership Date or subject to restricted stock units that vest within 60 days of the Beneficial Ownership Date are considered outstanding and beneficially owned by the person holding such warrants, options or restricted stock units for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Except as described in the footnotes below and subject to applicable community property laws and similar laws, the Company believes that each person listed above has sole voting and investment power0 with respect to such shares.

The beneficial ownership of our securities is based on (i) [__] shares of Class A Common Stock issued and outstanding as of the Beneficial Ownership Date, and (ii) [__] shares of Class B Common Stock issued and outstanding as of the Beneficial Ownership Date.

Name and Address of Beneficial Owners(1)	Number of Shares	% of Total Voting Power
Directors and officers:
Byron Blount	[__]	[__]%
Dante Caravaggio(2)	[__]	[__]%
Joseph V. Salvucci, Sr.(3)	[__]	[__]%
Joseph V. Salvucci, Jr.(4)	[__]	[__]%
Mitchell B. Trotter	[__]	[__]%
David M. Smith	[__]	[__]%

All directors and officers after as a group (6 persons)	[__]	[__]%

Five Percent Holders:
JVS Alpha Property, LLC	[__]	[__]%
HNRAC Sponsors LLC(5)	[__]	[__]%
Pogo Royalty, LLC(6)	[__]	[__]%
Donald H. Gorée(7)	[__]	[__]%
Steve Wright(8)	[__]	[__]%
David DeNinno(9)	[__]	[__]%

____________

*        Less than one percent (1%)

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is 3730 Kirby Drive, Suite 1200, Houston, Texas 77098.

(2)      Consists of (1) [__] shares of Class A Common Stock held by Dante Caravaggio, LLC, of which Mr. Caravaggio has voting and dispositive control over the shares held by such entity, (2) [__] shares of Class A Common Stock held by Alexandria VMA Capital, LLC, of which Mr. Caravaggio’s son has voting and dispositive control over the shares held by such entity, and (3) [__] shares of Class A Common Stock underlying warrants held by Dante Caravaggio, LLC. The business address of Mr. Caravaggio is 22415 Keystone Trail, Katy, TX 77450.

(3)      Consists of (1) [__] shares of Class A Common Stock held by JVS Alpha Property, LLC, and (2) [__] shares of Class A Common Stock underlying warrants held by JVS Alpha Property, LLC, which Mr. Salvucci, Sr. has voting and dispositive control.

(4)      Consists of (1) [__] shares of Class A Common Stock held by JVS Alpha Property, LLC, and (2) [__] shares of Class A Common Stock underlying warrants held by JVS Alpha Property, LLC, which Mr. Salvucci, Jr. has voting and dispositive control.

(5)      Don Orr, as Manager of HNRAC Sponsors LLC, has voting and dispositive control over the securities held by such entity, however he disclaims any beneficial ownership of such shares. Includes the assumption that 378,750 shares of Class A Common Stock underlying 490,625 Private Placement Warrants held by HNRAC Sponsors LLC have been issued.

(6)      Consists of (1) [__] shares of Class B Common Stock, and (2) [__] shares of Class A Common Stock. Fouad Bashour, Amir Yoffe, Michael Rawlings and Marshall Payne have voting and dispositive control over the securities held by such entity. Does not include any Class B Common Stock upon conversion of preferred units of HNRA Upstream LLC, due to conversion only occurring on November 15, 2025. The address of Messrs. Bashour, Yoffe, Rawlings and Payne is 3879 Maple Avenue, Suite 400, Dallas, Texas 75219 and the telephone number at that address is 214-871-6812.

(7)      Mr. Gorée has sole voting and dispositive control over the securities held by Rhone Merchant House Ltd, which indirectly holds 367,969 private placement shares and 367,969 warrants by virtue of its 75% ownership in HNRAC Sponsors LLC, which owns 505,000 private placement shares. Includes the assumption that 378,750 shares of Class A Common Stock underlying 490,625 warrants held by HNRAC Sponsors LLC have been issued. The business address of Rhone Merchant House Ltd. is 81 Rue de France, 5TH Floor, Nice, France 06000.

(11)    The business address of Mr. Wright is 1121 Boyce Rd, Suite 400, Pittsburgh, PA 15241.

(12)    The business address of Mr. DeNinno is 600 Riding Meadow Road, Pittsburgh, PA 15238.

Biographical Information Concerning Our Directors and Executive Officers

Name	Age	Title
Dante Caravaggio	67	Chief Executive Officer, President and Director
Mitchell B. Trotter	65	Chief Financial Officer and Director
David M. Smith	69	General Counsel and Secretary
Joseph V. Salvucci, Sr	68	Director and Chairman
Joseph V. Salvucci, Jr.	39	Director
Byron Blount	67	Director

Biographical information concerning our Chief Executive Officer, who also serves as a member of our Board of Directors, and of Mr. Salvucci, Jr. is set forth above.

Byron Blount — Class II Director.    Mr. Blount joined the board of directors and has been the chair of the audit committee since November 2023. Mr. Blount has extensive experience in finance, investments, and acquisitions. He was Managing Director for the Blackstone Real Estate Group from 2011 to 2021 where he: had Primary Asset Management responsibilities for several industries and portfolio companies; oversaw the onboarding of acquisitions and establishment of Blackstone-affiliated portfolio companies; and had Primary Disposition responsibilities for several portfolios and companies across several industries. Mr. Blount was the LXR/Blackstone Executive Vice President from 2005 to 2010. His primary responsibilities involved: underwriting and acquisition of domestic and international property and mortgage loan portfolios; asset management; renovation and reconstruction projects, debt, and business model restructuring; and dispute resolution. He was a Principal of Colony Capital from 1993 to 2004 and was responsible for sourcing and structuring new investments, consummating transactions valued in excess of $5 billion. His Primary Acquisitions responsibilities included domestic and international acquisitions of real property, distressed mortgage debt, and real estate-related assets and entities. From 1987 to 1992, Mr. Blount was Vice President of WSGP which was formed to capitalize on the struggles of the US Savings and Loan industry and the FSLIC. He was responsible for structuring and managing/working out new investment opportunities, generally acquired from failed financial institutions. He graduated from University of Southern California in 1982 with a B.S. in Business Administration. Mr. Blount earned his MBA from University of Southern California’s Marshall School of Business in 1987 and is a member Beta Gamma Sigma (International Business Honor Society).

Joseph V. Salvucci, Sr. — Class II Director and Chairman of the Board.    Joseph V. Salvucci, Sr. has served as a member of our board of directors since December 2021. JVS Alpha Property, LLC, an entity which the majority is beneficially owned by Mr. Salvucci, Sr. with the balance owned by his immediate family, purchased 940,000 shares of our Class A Common Stock as a founder. Mr. Salvucci, Sr. acquired PEAK Technical Staffing USA (“PEAK”), peaktechnical.com in 1986 and has grown the business to be a premier provider of USA-based contract engineers and technical specialists, on assignment worldwide through a comprehensive, customer focused, enterprise-wide Managed Staffing Solution. During his 35-year tenure as owner of the company, PEAK has expanded from Pittsburgh to do business in all 50 States, Canada, Europe, South America, India, and the Philippines. He served 10 years on the board of directors culminating as President and Board Chairman of the National Technical Services Association, a trade association representing 300,000 contractors on assignment in the technical staffing industry that later merged with the American Staffing Association. He is an active member of the Young Presidents Organization (YPO GOLD), formerly known as the World Presidents Organization (WPO) and has served as a member of the WPO International Board, as well as chairman of East Central US (ECUS) Region and Pittsburgh chapters as Chairman of the Board. As a 1976 Civil Engineering graduate of the University of Pittsburgh, he was a member of the Triangle (Engineering) Fraternity and its Alumni Association. He earned the Triangle Fraternity Distinguished Alumnus Citation in 2011 and currently serves on the Board of Directors. After earning the rank of Eagle Scout in 1970, he has remained active with the Boy Scouts of America, having served as the founding Chairman of the Board of the Pittsburgh Chapter of the National Eagle Scout Association, earning the NOESA (National Outstanding Eagle Scout Award) and the Silver Beaver Award and is past VP of Development and a board member of the Laurel Highlands Council in Western Pennsylvania. He was awarded the Manifesting the Kingdom of God Award by the Catholic Diocese of Pittsburgh in 2011. He was awarded the “Big Mac Award” from the Ronald McDonald Charities. As well as earning his BS in Civil Engineering from the University of Pittsburgh in 1976 and attended Harvard Business School’s OPM 33, graduating in 2003.

Mitchell B. Trotter — Chief Financial Officer and Class II Director.    Mr. Trotter joined the company and has served as our Senior Vice President of Finance since October 2022 and became Chief Financial Officer and Director in November 2023. Mr. Trotter has 41 years of experience beginning his career in 1981 as an auditor with Coopers & Lybrand for seven years. He then served as CFO of two private investor backed private companies where the first was in real estate development and the latter in the engineering and construction industry. For the next 30 years, Mr. Trotter served in various CFO and Controller positions with three publicly traded companies in the engineering and construction services industry which were: Earth Tech to 2002; Jacobs Engineering to 2017; and AECOM to 2022. In those roles Mr. Trotter managed up to 400 plus staff across six continents supporting global operations with clients in multiple industries across private, semi-public and public sectors. Mr. Trotter earned his BS Accounting from Virginia Tech in 1981 and his MBA from Virginia Commonwealth University in 1994. He professional credentials are: Certified Public Accountant in Virginia; Certified Management Accountant; and Certified in Financial Management.

David M. Smith, Esq. — Vice President, General Counsel and Secretary of the Company.    Mr. Smith has served as our General Counsel and Secretary since November 2023. Mr. Smith is a licensed attorney in Texas with over 40 years’ experience in the legal field of oil and gas exploration and production, manufacturing, purchase and sale agreements, exploration agreements, land and leaseholds, right of ways, pipelines, surface use, joint operating agreements, joint interest agreements, participation agreements and operations as well as transactional and litigation experience in oil and gas, real estate, bankruptcy and commercial industries. Mr. Smith purchased 142,500 shares of our Class A Common Stock as a founder. Mr. Smith has represented a number of companies in significant oil and gas transactions, mergers and acquisitions, intellectual property research and development and sales in the oil and gas drilling business sector. Mr. Smith began his career by serving in a land and legal capacity as Vice President of Land and, subsequently, as President of a public Canadian company until beginning his legal practice as a partner with several law firms and ultimately creating his own independent legal practice. Mr. Smith holds a degree in Finance from Texas A&M University, a Doctor of Jurisprudence from South Texas College of Law and is licensed before the Texas Supreme Court.

Arrangements Regarding Director Nominations

There are no arrangements regarding the nomination of our directors.

Family Relationships

There are no family relationships between any of our officers and directors, except that Mr. Joseph V. Salvucci, Sr. and Mr. Joseph V. Salvucci, Jr. are father and son, respectively.

Director or Officer Involvement in Certain Legal Proceedings

Our directors and executive officers were not involved in any legal proceedings as described in Item 401(f) of Regulation S-K in the past ten years.

Director Independence

The NYSE American listing standards require that a majority of our Board of Directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Of the current members of our Board of Directors, Messrs. Salvucci, Sr., Salvucci, Jr., and Byron Blount are each considered an “independent director” under the NYSE American listing standards and applicable SEC rules. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

Meetings of the Board of Directors

To date, the Board of Directors held three meetings during our 2023 fiscal year. During our 2023 fiscal year, each member of our Board of Directors attended more than 75% of the aggregate number of meetings of the Board of Directors that were held during the time that they served as members of the Board of Directors. We do not have a formal policy regarding attendance by members of the Board of Directors at the annual meeting of stockholders, but we strongly encourage all members of the Board of Directors to attend our annual meetings and expect such attendance except in the event of extraordinary circumstances.

Committees of the Board of Directors

The standing committees of our Board of Directors consist of an audit committee (the “Audit Committee”), a compensation committee (the “Compensation Committee”), and a Nominating and Corporate Governance Committee (the “Nominating Committee”). The Audit Committee, Compensation Committee, and the Nominating Committee report to the Board of Directors.

Audit Committee

Currently, the members of our Audit Committee are Messrs. Blount and Salvucci, Sr., and Mr. Blount serves as chairman of the Audit Committee. As a smaller reporting company under the NYSE American listing standards, we are required to have at least two members on the Audit Committee. The rules of the NYSE American and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors. Each of Messrs. Salvucci, Sr. and Blount qualifies as an independent director under applicable rules. Each member of the Audit Committee is financially literate and our Board of Directors has determined that Mr. Blount qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

We have adopted an audit committee charter, which details the principal functions of the audit committee, including:

•        the appointment, compensation, retention, replacement, and oversight of the work of the independent registered accounting firm and any other independent registered public accounting firm engaged by us;

•        pre-approving all audit and non-audit services to be provided by the independent registered accounting firm or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•        reviewing and discussing with the independent registered accounting firm all relationships the auditors have with us in order to evaluate their continued independence;

•        setting clear hiring policies for employees or former employees of the independent registered accounting firm;

•        setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•        obtaining and reviewing a report, at least annually, from the independent registered accounting firm describing (i) the independent registered accounting firm’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within, the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•        reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•        reviewing with management, the independent registered accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

Currently, the members of our Compensation Committee are Messrs. Salvucci, Sr., Salvucci, Jr., and Blount. Mr. Salvucci, Jr. serves as chairman of the Compensation Committee. Under the NYSE American listing standards and applicable SEC rules, we are required to have at least two members on the Compensation Committee, all of whom must be independent.

We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•        reviewing and approving the compensation of all of our other executive officers;

•        reviewing our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

•        producing a report on executive compensation to be included in our annual proxy statement; and

•        reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the Compensation Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by the NYSE American and the SEC.

Nominating and Corporate Governance Committee

The members of our Nominating Committee are Messrs. Blount, Salvucci, Sr. and Salvucci, Jr. Mr. Salvucci, Jr. serves as chair of Nominating Committee.

The primary purposes of our Nominating Committee is to assist the Board of Directors in:

•        identifying, screening and reviewing individuals qualified to serve as directors and recommending to the Board of Directors candidates for nomination for election at the annual meeting of stockholders or to fill vacancies on the Board of Directors;

•        developing, recommending to the Board of Directors and overseeing implementation of our corporate governance guidelines;

•        coordinating and overseeing the annual self-evaluation of the Board of Directors, its committees, individual directors and management in the governance of the company; and

•        reviewing on a regular basis our overall corporate governance and recommending improvements as and when necessary.

The Nominating Committee is governed by a charter that complies with the rules of the NYSE American.

A copy of each of our Nominating Committee Charter, Compensation Committee Charter, and Audit Committee Charter are accessible at https://EON-R.com /.

Director Nominations

Our Nominating Committee recommends to the Board of Directors candidates for nomination for election at the annual meeting of the stockholders. The Board of Directors will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders).

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Compensation Committee Interlocks and Insider Participation

None of our future executive officers currently serves, and in the past year has not served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors.

Code of Ethics

We have adopted a Code of Ethics applicable to our directors, officers and employees. The Code of Ethics is available on our website accessible at https://EON-R.com /. In addition, a copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Stockholder Communications

All stockholder communications must: (i) be addressed to our Secretary or Board of Directors at our address; (ii) be in writing in print and delivered in person or by first class United States mail postage prepaid or by reputable overnight delivery service; (iii) be signed by the stockholder sending the communication; (iv) indicate whether the communication is intended for the entire Board of Directors, a committee thereof, or the independent directors; (v) if the communication relates to a stockholder proposal or director nominee, the name and address of the stockholder, the class and number of shares held by the stockholder, a description of any agreement, arrangement or understanding with respect to the nomination or other business between or among such stockholder or beneficial owner and any other person, including without limitation any agreements that would be required to be disclosed pursuant to Item 5 or Item 6 of Exchange Act Schedule 13D (regardless of whether the requirement to file a Schedule 13D is applicable to the stockholder or beneficial owner) and a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the stockholder’s notice by, or on behalf of, such stockholder or beneficial owner, the effect or intent of which is to mitigate loss, manage risk or benefit from changes in the share price of any class of the Company’s capital stock, or maintain, increase or decrease the voting power of the stockholder or beneficial owner with respect to shares of stock of the Company; provided that we will not entertain stockholder proposals or stockholder nominations from stockholders who do not meet the eligibility and procedural criteria for submission of stockholder proposals under Rule 14a-8 of Regulation 14A under the Exchange Act; and (vi) if the communication relates to a director nominee being recommended by the stockholder, must include all other information as required by our Bylaws, including without limitation, appropriate biographical information of the candidate.

Upon receipt of a stockholder communication that is compliant with the requirements identified above, the Secretary shall promptly deliver such communication to the appropriate member(s) of the Board of Directors or committee member(s) identified by the stockholder as the intended recipient of such communication by forwarding the communication to either the chairman of the Board of Directors with a copy to the Chief Executive Officer, the chairman of the applicable committee, or to each of the independent directors, as the case may be.

The Chief Executive Officer may, in his sole discretion and acting in good faith, provide copies of any such stockholder communication to any one or more of our directors and executive officers, except that in processing any stockholder communication addressed to the independent directors, the Chief Executive Officer may not copy any member of management in forwarding such communications. In addition, the Chief Executive Officer may, in his sole discretion and acting in good faith, not forward certain items if they are deemed of a commercial or frivolous nature or otherwise inappropriate for consideration by the intended recipient and any such correspondence may be forwarded elsewhere in our company for review and possible response.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Approval for Related Party Transactions

Our Board of Directors has adopted a written related person transaction policy, which sets forth the policies and procedures for the review and approval or ratification of related party transactions. This policy is administrated by our Audit Committee. These policies provide that, in determining whether or not to recommend the initial approval or ratification of a related party transaction, the relevant facts and circumstances available shall be considered, including, among other factors it deems appropriate, whether the interested transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction.

Related Party Transactions

Other than compensation arrangements for our named executive officers and directors, we describe below each transaction or series of similar transactions, since January 1, 2022, to which we were a party or will be a party, in which:

•        the amounts involved exceeded or will exceed $120,000; and

•        any of our directors, executive officers or holders of more than 5% of our capital stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

See “Executive Compensation” for a description of certain arrangements with our executive officers and directors.

Founder Shares

On December 24, 2020, we issued an aggregate of 2,875,000 shares of Class A Common Stock to HNRAC Sponsors LLC for an aggregate purchase price of $25,000, of which an aggregate of up to 373,750 shares were subsequently forfeited and on February 15, 2022, the date of our initial public offering, our sponsor acquired an additional 505,000 private placement shares as part of its acquisition of 505,000 private placement units. Contemporaneously with our initial public offering, HNRAC Sponsors LLC transferred and sold the remaining 2,501,250 shares to certain permitted transferees in private transactions at a purchase price of $0.01 per share (“Founder Shares”).

Private Placement Units

HNRAC Sponsors LLC, together with such other members, if any, of the our executive management, directors, advisors or third party investors as determined by HNRAC Sponsors LLC in its sole discretion, purchased, in the aggregate, 505,000 units (“Private Placement Units”) at a price of $10.00 per Private Placement Unit in a private placement which included a share of common stock and warrant to purchase three quarters of one share of common stock at an exercise price of $11.50 per share, subject to certain adjustments (“Private Placement Warrants” and together, the “Private Placement”) that occurred immediately prior to our initial public offering. HNRAC Sponsors LLC agreed that if the over-allotment option was exercised by the underwriter in full or in part, HNRAC Sponsors LLC and/or its designees shall purchase from us additional private placement units on a pro rata basis in an amount that is necessary to maintain in the trust account $10.30. Since the over-allotment was exercised in full, HNRAC Sponsors LLC purchased 505,000 Private Placement Units. The Private Placement Units (including the warrants and common stock issuable upon exercise of the Private Placement Units) will not be transferable, assignable, or salable until 30 days after the completion of the initial business combination and they will be non-redeemable so long as they are held by the original holders or their permitted transferees. If the Private Placement Units are held by someone other than the original holders or their permitted transferees, the Private Placement Units will be redeemable by the Company and exercisable by such holders on the same basis as the warrants included in the Public Warrants. Otherwise, the Private Placement Units have terms and provisions that are substantially identical to the Public Warrants.

Related Party Loans and Costs

In addition, in order to finance transaction costs in connection with an intended initial business combination, HNRAC Sponsors LLC or an affiliate of HNRAC Sponsors LLC, or certain of our officers and directors loaned us funds (“Working Capital Loans”).

In December 2022, we received $100,000 in cash proceeds from a member of the Board of Directors on an unsecured, non-interest bearing basis. This amount was included in Related party notes payable on our balance sheet as of December 31, 2022. During 2023, we received an additional $5,305,000 in cash proceeds from existing investors of the company, officers and directors and entered into various note and warrant purchase agreements.

In February 2022, we repaid the $88,200 in short-term advances from a stockholder of HNRAC Sponsors LLC, and paid an additional $190,202 for expenses the individual incurred related to services provided by HNRAC Sponsors LLC, included in Formation and operating costs on our statements of operations.

Following our initial public offering, effective April 14, 2022, we entered into an agreement with Rhone Merchant Resources Inc. (formerly known as Houston Natural Resources Inc)., a company controlled by our then-Chairman and CEO, for services related to identifying potential business combination targets. We paid $275,000 up front related to this agreement in February 2022, and is included in Prepaid Expenses on our balance sheet. Based on the terms of the agreement, the prepaid expense was amortized through the one-year anniversary of our initial public offering. As of June 30, 2023 and December 31, 2022, the unamortized balance of the prepaid balance was $0 and $37,089, respectively.

In March 2024, we issued 100,000 warrants to our Vice President of Finance and Administration having terms substantially similar to the Private Placement Warrants in connection with the receipt of $100,000 in cash and the issuance of a promissory note.

In March 2024, we issued 100,000 warrants to our Chief Financial Officer having terms substantially similar to the Private Placement Warrants in connection with the receipt of $100,000 in cash and the issuance of a promissory note.

In April 2024, we issued 100,000 warrants to our Chief Financial Officer having terms substantially similar to the Private Placement Warrants in connection with the receipt of $100,000 in cash and the issuance of a promissory note.

Administrative Service Agreement

We agreed to pay $10,000 a month for office space, utilities and secretarial support provided by Rhone Merchant Resources Inc. (formerly known as Houston Natural Resources, Inc.), an affiliate of HNRAC Sponsors LLC. The administrative services commenced on the date the securities were first listed on NYSE American and terminated upon the closing of our initial business combination.

Founder Pledge Agreement

In connection with the closing of our initial business combination, we entered into entered into a Founder Pledge Agreement (the “Founder Pledge Agreement”) with the certain affiliates (the “Founders”) whereby, in consideration of placing certain shares into escrow and entering into an agreement with Pogo Royalty LLC, we agreed: (a) by January 15, 2024, to issue to the Founders an aggregate number of newly issued shares of Class A Common Stock equal to 10% of the number of shares placed in trust; (b) by January 15, 2024, to issue to the Founders a number of warrants to purchase an aggregate number of shares of Class A Common Stock equal to 10% of the number of shares placed in trust, which such warrants shall be exercisable for five years from issuance at an exercise price of $11.50 per shares; (c) to issue an aggregate number of newly issued shares of Class A Common Stock equal to (i) (A) the number of v, divided by (B) the simple average of the daily VWAP of the Class A Common Stock during the five (5) Trading Days prior to the date of the termination of the backstop agreement, subject to a minimum of $6.50 per share, multiplied by (C) a price between $10.00-$13.00 per share (as further described in the Founder Pledge Agreement), minus (ii) the number of shares placed in trust; and (d) following the purchase of preferred units of HNRA Upstream LLC by a Founder pursuant to the backstop agreement, to issue a number of newly issued shares of Class A Common Stock equal to the number of shares placed in trust sold by such Founder. Until the Founder Pledge Agreement is terminated, the Founders are not permitted to engage in any transaction which is designed to sell short the Class A Common Stock or any other publicly traded securities of our company.

Pursuant to the Founder Pledge Agreement, we issued (i) 94,000 shares of Class A Common Stock to JVS Alpha Property, LLC, an entity controlled by Joseph Salvucci, Jr., a member of our Board of Directors, (ii) 2,500 shares of Class A Common Stock to Byron Blount, a member of our Board of Directors, and (iii) 30,000 shares of Class A Common Stock to Dante Caravaggio, LLC, an entity controlled by Dante Caravaggio, our Chief Executive Officer, President, and member of our Board of Directors.

Exchange Agreements

On November 13, 2023, we entered into exchange agreements (“Exchange Agreements”) with certain holders (the “Noteholders”) of promissory notes issued by us for working capital purposes which accrued interest at a rate of 15% per annum (the “Notes”). Pursuant to the Exchange Agreements, we agreed to exchange, in consideration of the surrender and termination of the Notes in an aggregate principal amount (including interest accrued thereon) of $2,257,771, for 451,563 shares of Class A Common Stock at a price per share equal to $5.00 per share. The Noteholders include JVS Alpha Property, LLC, a company which is controlled by Joseph Salvucci, Jr., member of our Board of Directors, Dante Caravaggio, LLC, a company which is controlled by Dante Caravaggio, our Chief Executive Officer, President, and member of our Board of Directors, Byron Blount, a member of our Board of Directors, and Mitchell B. Trotter, our Chief Financial Officer and a member of our Board of Directors.

Other

During the year ended December 31, 2022, we incurred and paid $15,000 to a company controlled by a member of the Board of Directors for due diligence costs of potential acquisition targets.

On February 14, 2023, we entered into a consulting agreement with Donald Orr, our former President, which became effective upon the closing of our initial business combination for a term of three years. Under the agreement, we will pay Mr. Orr an initial cash amount of $25,000, an initial award of 60,000 shares of common stock, a monthly payment of $8,000 for the first year of the agreement and $12,000 per month for the remaining two years, and two grants, each consisting of restricted stock units (“RSUs”) calculated by dividing $150,000 by the stock price on the one year and two year anniversary of the initial Business Combination. Each of the RSU awards will vest upon the one year and two year anniversary of the grants. In the event of termination of Mr. Orr without cause, Mr. Orr will be entitled to 12 months of the monthly payment in effect at that time, and the RSU awards issued to Mr. Orr shall fully vest. The shares of common stock were approved by the Board of Directors and issued in March of 2024.

In connection with a Referral Fee and Consulting Agreement (the “Consulting Agreement”) by and between us and Alexandria VMA Capital, LLC, an entity controlled by Dante Caravaggio, our Chief Executive Officer, President, and member of our Board of Directors (“Consultant”), we issued 89,000 shares of Class A Common Stock to Consultant in connection with the closing of the initial business combination as consideration for services rendered with a value of $900,000. The Consultant also earned an additional $900,000 transaction fee, of which we owed $762,000 as of December 31, 2023.

On February 15, 2023, we entered into a consulting agreement with Rhône Merchant House, Ltd. (“RMH Ltd”), a company control by our former Chairman and CEO Donald H. Gorée, which became effective upon the closing of our initial business combination for a term of three years. Under the agreement, we will pay to RMH Ltd an initial cash amount of $50,000, an initial award of 60,000 shares of common stock, a monthly payment of $22,000, and two grants, each consisting of RSUs calculated by dividing $250,000 by the stock price on the one year and two year anniversary of the initial business combination. Each of the RSU awards will vest upon the one year and two year anniversary of the grants. In the event of termination of RMH Ltd. without cause, RMH Ltd. will be entitled to $264,000, and the RSU awards issued to RMH Ltd. shall fully vest. The shares of common stock were approved by the Board of Directors and issued in March of 2024. Effective May 6, 2024, we and Rhône Merchant House, Ltd. entered into a settlement and mutual release agreement pursuant to which we agreed to pay $100,000 in cash, with $50,000 paid on or before execution and the remaining $50,000 by July 24, 2024 in the form of an unsecured promissory note. We also agreed to issue 150,000 shares of Class A Common Stock subject to a contractual lockup as final consideration under the Consulting Agreement, which was deemed terminated effective May 6, 2024.

PROPOSAL NO. 2 — THE AUDITOR PROPOSAL

Overview

We have appointed Marcum LLP (“Marcum”) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2024. Marcum has served as our independent registered public accounting firm since 2022.

In the event that ratification of this appointment of independent registered public accounting firm is not approved by the affirmative vote of a majority of votes cast on the matter, then the appointment of our independent registered public accounting firm will be reconsidered by us.

Your ratification of the appointment of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2024 does not preclude us from terminating our engagement of Marcum and retaining a new independent registered public accounting firm, if we determine that such an action would be in our best interest.

The following table sets forth the fees billed to us for professional services rendered by Marcum for the years ended December 31, 2023 and 2022:

SERVICES

	December 31, 2023	December 31, 2022
Audit fees	$383,655	$107,117
Audit related fees	241,844	255,234
Tax Fees	—	—
All other fees	—	—
Total fees	$625,499	$362,351

____________

(1)      Audit Fees — Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Marcum in connection with regulatory filings.

(2)      Audit-Related Fees — Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

(3)      Tax Fees — Tax fees consist of aggregate fees for tax compliance and tax advice, including the review and preparation of our various jurisdictions’ income tax returns.

Pre-Approval Policies and Procedures

The Audit Committee has the authority to appoint or replace our independent registered public accounting firm (subject, if applicable, to stockholder ratification). The Audit Committee is also responsible for the compensation and oversight of the work of the independent registered public accounting firm (including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent registered public accounting firm was engaged by, and reports directly to, the Audit Committee.

The Audit Committee pre-approves all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act and Rule 2-01(c)(7)(i)(C) of Regulation S-X, provided that all such excepted services are subsequently approved prior to the completion of the audit. We have complied with the procedures set forth above, and the Audit Committee has otherwise complied with the provisions of its charter.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, the affirmative vote of a majority of the shares present at the Annual Meeting and entitled to vote, either in person or by proxy, is required for approval of the Auditor Proposal. For purposes of the ratification of our independent registered public accounting firm, abstentions will have the same effect as a vote against the Auditor Proposal, and broker non-votes will have no effect on the result of the vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS
VOTE “FOR” AUDITOR PROPOSAL.

PROPOSAL NO. 3 — THE NYSE AMERICAN PROPOSAL

Overview

We are seeking stockholder approval, for purposes of complying with Rule 713(a) of the NYSE American Company Guide (“Rule 713(a)”), for the issuance of up to $150,000,000 of our Class A Common Stock to White Lion Capital, LLC (“White Lion”) pursuant to the Common Stock Purchase Agreement dated October 17, 2022 (as amended) (the “Purchase Agreement”).

The information set forth in this Proposal No. 3 is qualified in its entirety by reference to the full text of the Purchase Agreement and its amendments which are attached as exhibit 10.20 to our Current Report on Form 8-K filed with the SEC on November 21, 2023, exhibit 10.1 to our Current Report on Form 8-K filed with the SEC on March 7, 2024 and exhibit 10.1 to our Current Report on Form 8-K filed with the SEC on June 20, 2024. Stockholders are urged to carefully read these documents.

Background

On October 17, 2022, we entered into the Purchase Agreement and a related registration rights agreement (the “White Lion RRA”) with White Lion. On March 7, 2024, we entered into an Amendment No. 1 to the Purchase Agreement and on June 17, 2024, we entered into an Amendment No. 2 to the Purchase Agreement with White Lion. Pursuant to the Purchase Agreement, we have the right, but not the obligation to require White Lion to purchase, from time to time, up to $150,000,000 in aggregate gross purchase price of newly issued shares of our Class A Common Stock, subject to certain limitations and conditions set forth in the Purchase Agreement. Capitalized terms used but not otherwise defined herein shall have the meaning given to such terms by the Purchase Agreement.

Subject to the satisfaction of certain customary conditions including, without limitation, the effectiveness of a registration statement registering the shares issuable pursuant to the Purchase Agreement, our right to sell shares to White Lion commenced on the effective date of such registration statement, August 9, 2024 (the “Commencement Date”), and extend until December 31, 2026. During such term, subject to the terms and conditions of the Purchase Agreement, we may notify White Lion when we exercise our right to sell shares (the effective date of such notice, a “Notice Date”).

In addition, we may, from time to time while a purchase notice is active, issue a Rapid Purchase Notice to White Lion for the purchase of shares (not to exceed 100,000 shares per individual request) at a purchase price equal to the lowest traded price of Class A Common Stock during the one hour following White Lion’s acceptance of the Rapid Purchase for each request, and the parties will close on the Rapid Purchase on the trading day the notice of the applicable Rapid Purchase is given. Furthermore, White Lion agreed that, on any single business day, it shall not publicly resell an aggregate amount of Commitment Shares in an amount that exceeds 7% of the daily trading volume of our Class A Common Stock for such business day, excluding any trades before or after regular trading hours and any block trades.

During such term we will control the timing and amount of any sales of our Class A Common Stock to White Lion. Actual sales of shares of our Class A Common Stock to White Lion under the Purchase Agreement will depend on a variety of factors to be determined by us from time to time, including, among others, market conditions, the trading price of the Class A Common Stock and determinations by us as to the appropriate sources of funding for our company and our operations.

The number of shares sold pursuant to any such purchase notice may not exceed (i) the lower of (a) $2,000,000 and (b) the dollar amount equal to the product of (1) the Effective Daily Trading Volume (2) the closing price of our Class A Common Stock on the Effective Date (3) 400% and (4) 30%, divided by the closing price of Class A Common Stock on NYSE American preceding the Notice Date and (ii) a number of shares of Class A Common Stock equal to the Average Daily Trading Volume multiplied by the Percentage Limit. The purchase price to be paid by White Lion for any such shares will equal 96% of the lowest daily volume-weighted average price of common stock during a period of two consecutive trading days following the applicable Notice Date.

The net proceeds from sales, if any, under the Purchase Agreement, will depend on the frequency and prices at which we sell shares of Class A Common Stock to White Lion. To the extent we sells share under the Purchase Agreement, we currently plan to use any proceeds therefrom for costs of this transaction, for working capital, strategic and other general corporate purposes.

We have the right to terminate the Purchase Agreement at any time after Commencement Date, at no cost or penalty, upon three trading days’ prior written notice. Additionally, White Lion will have the right to terminate the Purchase Agreement upon three days’ prior written notice to us if (i) there is a Fundamental Transaction, (ii) we are in breach or default in any material respect of the White Lion RRA, (iii) there is a lapse of the effectiveness, or unavailability of, the registration statement that includes this prospectus for a period of 45 consecutive trading days or for more than an aggregate of 90 trading days in any 365-day period, (iv) the suspension of trading of the common stock for a period of five consecutive trading days, (v) our material breach of the Purchase Agreement, which breach is not cured within the applicable cure period or (vi) a Material Adverse Effect has occurred and is continuing.

In consideration for White Lion’s execution and delivery of the Purchase Agreement, we issued to White Lion 440,000 shares of Class A Common Stock (the “Commitment Shares”).

The Purchase Agreement does not include any of the following: (i) limitations on our use of amounts we receive as the purchase price for shares of Class A Common Stock sold to White Lion; (ii) financial or business covenants; (iii) restrictions on future financings (other than restrictions on its ability to enter into other equity line of credit transactions or transactions that are similar thereto); (iv) rights of first refusal; or (v) participation rights or penalties.

Issuances of our Class A Common Stock to White Lion under the Purchase Agreement will not affect the rights or privileges of our existing stockholders, except that the economic and voting interests of each of our existing stockholders will be diluted as a result of any such issuance. Although the number of shares of our Class A Common Stock that our existing stockholders own will not decrease, the shares of our Class A Common Stock owned by our existing stockholders will represent a smaller percentage of our total outstanding shares of our Class A Common Stock after any such issuance of shares of our Class A Common Stock to White Lion under the Purchase Agreement. There are substantial risks to our stockholders as a result of the sale and issuance of Class A Common Stock to White Lion under the Purchase Agreement.

Purpose of the NYSE American Proposal

Under Rule 713(a), stockholder approval is required prior to the issuance of securities in connection with the acquisition of the stock or assets of another company if such securities are not issued in a public offering for cash and due to the present or potential issuance of common stock or securities convertible into or exercisable for common stock (a) have or will have upon issuance voting power equal to or in excess of 20% of the voting power outstanding before the issuance of stock or securities convertible into or exercisable for common stock; or (b) the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock or securities.

Our Board of Directors has determined that the Purchase Agreement, and our ability to issue Common Stock to White Lion pursuant to the Purchase Agreement is in the best interests of our company and our stockholders because the Purchase Agreement provides us with a reliable source of capital. Accordingly, we are seeking stockholder approval of this Proposal No. 3 in order to comply with the terms of the Purchase Agreement and Rule 713(a).

Therefore, we are seeking stockholder approval to issue more than 20% of our outstanding common stock to White Lion pursuant to the Purchase Agreement in compliance with Rule 713(a). In addition, we are seeking stockholder approval for waiver of the “Exchange Cap” limitation in the Purchase Agreement.

Potential Consequences if the NYSE American Proposal is Not Approved

If the stockholders do not approve this Proposal No. 3, we will be unable to issue shares of Class A Common Stock in excess of the Exchange Cap to White Lion pursuant to the Purchase Agreement, thereby preventing us from raising funds under the Purchase Agreement. Accordingly, if stockholder approval of this Proposal No. 3 is not obtained, we may need to seek alternative sources of financing, which financing may not be available on advantageous terms, or at all, and which may result in the incurrence of additional transaction expenses. The total amount of gross proceeds that may be raised under the SEPA is $150,000,000 assuming the issuance of the maximum number of shares pursuant to the Purchase Agreement. Our ability to successfully implement our business plans and ultimately generate value for our stockholders is dependent on our ability to maximize capital raising opportunities.

Potential Adverse Effects of the NYSE American Proposal

Each share of Class A Common Stock that would be issuable to White Lion would have the same rights and privileges as each of our currently outstanding shares of Class A Common Stock. The issuance of Class A Common Stock to White Lion pursuant to the terms of the Purchase Agreement will not affect the rights of the holders of our outstanding shares of Common Stock, but such issuances will have a dilutive effect on our existing stockholders, including the voting power and economic rights of existing stockholders, and may result in a decline in our stock price or greater price volatility. Further, any sales in the public market of our Class A Common Stock issuable to White Lion could adversely affect prevailing market prices of our Class A Common Stock.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this Proposal No. 3 except to the extent of their ownership of shares of our Class A Common Stock.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, the affirmative vote of a majority of the shares present at the Annual Meeting, either in person or by proxy, and entitled to vote, is required for approval of the NYSE American Proposal. For purposes of the approval of the NYSE American Proposal, abstentions will have the same effect as a vote against this proposal, and broker non-votes, if any, will have no effect on the result of the vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL AND ADOPTION OF THE NYSE AMERICAN PROPOSAL.

PROPOSAL NO. 4 — THE STOCK ISSUANCE PROPOSAL

Overview

We are seeking stockholder approval for the issuance of 1,355,340 shares of our Class A Common Stock (the “Exchange Shares”) to certain investors who previously held promissory notes issued by us (the “Holders”), which were exchanged for shares of Class A Common Stock on November 13, 2023 pursuant to certain exchange agreements (the “Exchange Agreements”). If the Stock Issuance Proposal is approved, the Holders who will receive shares of Class A Common Stock upon approval by stockholders of this proposal include JVS Alpha Property, LLC, a company which is controlled by Joseph Salvucci, Jr., a current member of the Board of Directors, Dante Caravaggio, our a current member of the Board of Directors and our Chief Executive Officer, Byron Blount, a current member of the Board of Directors, and Mitchell B. Trotter, a current member of the Board of Directors and our Chief Financial Officer.

In addition, to the extent Rule 711 of the NYSE American Company Guide (“Rule 711”) applies to the issuances described in this proposal, we are also seeking stockholder approval in compliance with Rule 711.

Background

On November 13, 2023, we entered into the exchange agreements with the Holders of promissory notes issued by us for working capital purposes which accrued interest at a rate of 15% per annum (the “Notes”). Pursuant to the Exchange Agreements, we agreed to exchange, in consideration of the surrender and termination of the Notes in an aggregate principal amount (including interest accrued thereon) of $5,254,000, for 451,563 shares of Class A Common Stock at a price per share equal to $5.00 per share.

Due to the decrease in price of our Class A Common Stock since the closing of our initial business combination on November 15, 2023, we have proposed to issue shares of Class A Common Stock to Holders as if the Holders had exchanged the amounts owed to them under their Notes for shares of Class A Common Stock at a price per share equal to $1.25 per share.

Purpose of the Stock Issuance Proposal

The Board of Directors has determined that our stockholders should have an opportunity to express their opinions on this matter and whether to grant authority for this transaction because multiple of the Holders are on the Board of Directors.

In addition, under Rule 711, stockholder approval is required with respect to the establishment of an equity compensation arrangement pursuant to which options or stock may be acquired by officers, directors, employees, or consultants, regardless of whether or not such authorization is required by law or by the company’s charter.

Potential Consequences if the Stock Issuance Proposal is Not Approved

If the stockholders do not approve this Proposal No. 4, we will abandon the issuance of the Exchange Shares and will not issue additional shares of Class A Common Stock to the Holders as described herein.

Potential Adverse Effects of the Stock Issuance Proposal

Each share of Class A Common Stock that would be issuable to the Holders would have the same rights and privileges as each of our currently outstanding shares of Class A Common Stock. The issuance of Class A Common Stock to the Holders will not affect the rights of the holders of our outstanding shares of Common Stock, but such issuances will have a dilutive effect on our existing stockholders, including the voting power and economic rights of existing stockholders, and may result in a decline in our stock price or greater price volatility. Further, any sales in the public market of our Class A Common Stock issuable to the Holders could adversely affect prevailing market prices of our Class A Common Stock.

Interests of Directors and Executive Officers

If the Stock Issuance Proposal is approved, we will issue: (i) 596,157 shares of Class A Common Stock to JVS Alpha Property, LLC, a company which is controlled by Joseph Salvucci, Jr., a current member of the Board of Directors; (ii) 60,148 shares of Class A Common Stock to Dante Caravaggio, a current member of the Board of Directors and our Chief Executive Officer; (iii) 33,600 shares of Class A Common Stock to Byron Blount, a current member of the Board of Directors; and (iv) 66,407 shares of Class A Common Stock to Mitchell B. Trotter, a current member of the Board of Directors and our Chief Financial Officer.

Except as set forth above, our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this Proposal No. 4 except to the extent of their ownership of shares of our Class A Common Stock.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, the vote of a majority of the shares present virtually or by proxy and entitled to vote on the matter at the Annual Meeting is required, excluding in both the numerator and the denominator those shares of Class A Common Stock held by persons who will receive shares of Class A Common Stock if the Stock Issuance Proposal is approved. For purposes of the approval of the Stock Issuance Proposal, abstentions will have the same effect as a vote against this proposal, and broker non-votes, if any, will have no effect on the result of the vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE STOCK ISSUANCE PROPOSAL.

PROPOSAL NO. 5 — THE ADJOURNMENT PROPOSAL

In the event there are not sufficient votes for, or otherwise in connection with, the adoption of the above proposals, the Board of Directors may adjourn the Annual Meeting to a later date, or dates, if necessary, to permit further solicitation of proxies. In no event will we solicit proxies to adjourn the Annual Meeting beyond the date by which we may properly do so under our Certificate of Incorporation and Delaware law.

The chairman of the Board of Directors has the authority to adjourn any meeting of our stockholders, including the Annual Meeting.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, the affirmative vote of a majority of the shares present at the Annual Meeting, either in person or by proxy, and entitled to vote, is required for approval of the Adjournment Proposal. For purposes of the approval of the Adjournment Proposal, abstentions will have the same effect as a vote against this proposal, and broker non-votes, if any, will have no effect on the result of the vote.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Board of Directors, on behalf of the Board of Directors, serves as an independent and objective party to monitor and provide general oversight of the integrity of our financial statements, the independent registered public accounting firm’s qualifications and independence, the performance of the independent registered public accounting firm, the compliance by us with legal and regulatory requirements and our standards of business conduct. The Audit Committee performs these oversight responsibilities in accordance with its Audit Committee Charter.

Our management is responsible for preparing our financial statements and our financial reporting process. Our independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee’s responsibility is to administer and oversee these processes.

However, the members of the Audit Committee are not practicing certified public accountants or professional auditors and rely, without independent verification, on information provided to them and on the representations made by management, and on the report issued by the independent registered public accounting firm.

The Audit Committee met with the independent registered public accounting firm, with and without management present, to discuss the audit plan, the results of their examinations, and the overall quality of our financial reporting.

In this context, the Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2023 with management and with the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, which includes, among other items, matters related to the conduct of the audit of our annual financial statements.

The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the issue of its independence from us and management. In addition, the Audit Committee has considered whether the provision of any non-audit services by the independent registered public accounting firm in the year ended December 31, 2023 is compatible with maintaining the registered public accounting firm’s independence and has concluded that it is.

Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2023.

Respectfully,
Byron Blount, Chairman
Joseph V. Salvucci, Sr.

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this Audit Committee Report by reference therein.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information regarding compensation earned during the years ended December 31, 2023 and 2022 by our principal executive officers and our other most highly compensated executive officers as of the end of December 31, 2023 (“NEOs”).

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)		(j)
Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-equity Incentive plan compensation	Nonqualified deferred compensation earnings	All other compensation		Total
		($)	($)	($)	($)	($)	($)	($)		($)
Dante Caravaggio	2023	10,417	—	—	—	—	—	—		10,417
Chief Executive Officer and President	2022	—	—	—	—	—	—	—		—
Mitchell B. Trotter	2023	31,250	—	—	—	—	—	—		31,250
Chief Financial Officer	2022	—	—	—	—	—	—	—		—
David M. Smith	2023	31,250	—	—	—	—	—	—		31,250
General Counsel and Secretary	2022	—	—	—	—	—		—		—
Donald W. Orr(1)	2023	—	—	—	—	—	—	89,500	(4)	89,500
Former President	2022	—	—	—	—	—		52,500	(5)	52,500
Donald H. Gorée(2)	2023	—	—	—	—	—	—	83,000	(6)	83,000
Former Chief Executive Officer and Chairman	2022	—	—	—	—	—	—	—		—
Diego Rojas(3)	2023	—	—	—	—	—	—	12,000	(7)	12,000
Former Chief Executive Officer	2022	—	—	—	—	—	—	—		—

____________

(1)      Mr. Orr resigned on November 15, 2023, in connection with the closing of our initial business combination.

(2)      Mr. Gorée resigned on November 15, 2023, in connection with the closing of our initial business combination.

(3)      Mr. Rojas resigned on December 17, 2023 to pursue other opportunities.

(4)      Mr. Orr earned other compensation of $64,500 for consulting services and an engagement fee of $25,000.

(5)      Mr. Orr earned other compensation of $52,500 for consulting services.

(6)      Mr. Gorée earned other compensation of $33,000 for consulting services and an engagement fee of $50,000.

(7)      Mr. Rojas was paid in other compensation of $12,000 for separation pay.

Narrative Disclosures Regarding Compensation; Employment Agreements

None of our NEOs received any cash compensation prior to the closing of our initial business combination on November 15, 2023, other than the $10,000 per month, including the deferred payments, administrative fee for office space, utilities, secretarial and administrative services, and the reimbursement for out-of-pocket expenses paid to Rhône Merchant Resources Inc., and $5,000 per month paid to Donald W. Orr, no compensation or fees of any kind was paid to the Sponsor, or members of our management team or their respective affiliates, for services rendered prior to or in connection with the consummation of our initial business combination.

Dante Caravaggio

Effective December 18, 2023, we entered into an employment agreement (the “Caravaggio Employment Agreement”) with Dante Caravaggio, pursuant to which he serves as our Chief Executive Officer, President, and a member of the Board of Directors. The Caravaggio Employment Agreement is on our standard form for executives, and provides that we pay to Mr. Caravaggio an annual base salary of $250,000. In addition, we agreed to issue a one-time Equity Sign-On Incentive to Mr. Caravaggio under the 2023 HNR Acquisition Corp Omnibus Incentive Plan (the “2023 Plan”), which consists of RSUs, equal to 200% of base salary divided by $10 (i.e. 50,000 RSUs), subject to time-based vesting as follows: 1/3 on the first anniversary of the date of grant, 1/3 on the second anniversary of the date of grant, and 1/3 on the third anniversary of the date of grant, so long as Mr. Caravaggio continues to provide service through such vesting date. As of December 31, 2023, the RSUs had not yet been granted to Mr. Caravaggio. Mr. Caravaggio will be permitted to participate in any broad-based retirement, health and welfare plans that will be offered to all of our employees.

Pursuant to the Caravaggio Employment Agreement, if we terminate Mr. Caravaggio’s employment without Cause (as defined in the Caravaggio Employment Agreement) or Mr. Caravaggio terminates his employment for Good Reason (as defined in the Caravaggio Employment Agreement), then Mr. Caravaggio will be entitled to: (i) any accrued obligations as of the date of termination, including base salary, PTO and holidays, and continued benefits required by our employee benefit plans; (ii) continued base salary for 12 months following the date of termination, paid in accordance with our payroll practices; (iii) the total monthly cost of coverage for Mr. Caravaggio and his covered dependents under COBRA, if elected; and (iv) full vesting in all equity grants as of the date of termination. To receive such severance benefits, Mr. Caravaggio will be required to execute a non-competition agreement, non-solicitation agreement, or confidentiality agreement or invention assignment agreement and release of claims.

Mitchell B. Trotter

Effective November 15, 2023, we entered into an employment agreement (the “Trotter Employment Agreement”) with Mitchell B. Trotter, pursuant to which he serves as our Chief Financial Officer and a member of the Board of Directors. The Trotter Employment Agreement is on our standard form for executives, and provides that we pay to Mr. Trotter an annual base salary of $250,000. In addition, we agreed to issue a one-time Equity Sign-On Incentive to Mr. Trotter under the 2023 Plan, which consists of RSUs equal to 200% of base salary divided by $10 (i.e. 50,000 RSUs), subject to time-based vesting as follows: 1/3 on the first anniversary of the date of grant, 1/3 on the second anniversary of the date of grant, and 1/3 on the third anniversary of the date of grant so long as Mr. Trotter continues to provide service through such vesting date. As of December 31, 2023, the RSUs had not yet been granted to Mr. Trotter. Mr. Trotter will be permitted to participate in any broad-based retirement, health and welfare plans that will be offered to all of our employees.

Pursuant to the Trotter Employment Agreement, if we terminate Mr. Trotter’s employment without Cause (as defined in the Trotter Employment Agreement) or Mr. Trotter terminates his employment for Good Reason (as defined in the Trotter Employment Agreement), then Mr. Trotter will be entitled to: (i) any accrued obligations as of the date of termination, including base salary, PTO and holidays, and continued benefits required by our employee benefit plans; (ii) continued base salary for 12 months following the date of termination, paid in accordance with our payroll practices; (iii) the total monthly cost of coverage for Mr. Trotter and his covered dependents under COBRA, if elected; and (iv) full vesting in all equity grants as of the date of termination. To receive such severance benefits, Mr. Trotter will be required to execute a non-competition agreement, non-solicitation agreement, or confidentiality agreement or invention assignment agreement and release of claims.

David M. Smith

Effective November 15, 2023, we entered into an employment agreement (the “Smith Employment Agreement”) with David M. Smith, pursuant to which he serves as our General Counsel and Secretary. The Smith Employment Agreement is on our standard form for executives, and provides that we pay to Mr. Smith an annual base salary of $250,000. In addition, we agreed to issue a one-time Equity Sign-On Incentive to Mr. Smith under the 2023 Plan, which consists of RSUs equal to 200% of base salary divided by $10 (i.e. 50,000 RSUs), subject to time-based vesting as follows: 1/3 on the first anniversary of the date of grant, 1/3 on the second anniversary of the date of grant, and 1/3 on the third anniversary of the date of grant, so long as Mr. Smith continues to provide service through such vesting date. As of December 31, 2023, the RSUs had not yet been granted to Mr. Smith. Mr. Smith will be permitted to participate in any broad-based retirement, health and welfare plans that will be offered to all of our employees.

Pursuant to the Smith Employment Agreement, if we terminate Mr. Smith’s employment without Cause (as defined in the Smith Employment Agreement) or Mr. Smith terminates his employment for Good Reason (as defined in the Smith Employment Agreement), then Mr. Smith will be entitled to: (i) any accrued obligations as of the date of termination, including base salary, PTO and holidays, and continued benefits required by our employee benefit plans; (ii) continued base salary for 12 months following the date of termination, paid in accordance with our payroll practices; (iii) the total monthly cost of coverage for Mr. Smith and his covered dependents under COBRA, if elected; and (iv) full vesting in all equity grants as of the date of termination. To receive such severance benefits, Mr. Smith will be required to execute a non-competition agreement, non-solicitation agreement, or confidentiality agreement or invention assignment agreement and release of claims.

Donald W. Orr

In 2022, prior to our initial business combination, we paid Donald W. Orr $52,500. In 2023, prior to the business combination, we again paid Donald Orr $52,500.

Effective November 15, 2023, we entered into a Consulting Agreement with Donald W. Orr pursuant to which Mr. Orr will be compensated as follows as our designated Geology and Acquisition consultant:

•        Initial cash incentive of $25,000, of which $4,500 had been paid as of December 31, 2023, with the balance being accrued; and

•        A cash consulting retainer fee of $8,000 per month for the first 12 months; and a cash consulting retainer fee of $12,000 per month for the next 24 months, of which $12,000 was paid as of December 31, 2023.

In addition, at the closing of our initial business combination, we agreed to issue 30,000 RSUs to Mr. Orr, which vest as follows: 1/3 on the first anniversary of the date of grant, 1/3 on the second anniversary of the date of grant, and 1/3 on the third anniversary of the date of grant, so long as Mr. Orr continues to provide service through such vesting date. As of December 31, 2023, the RSUs had not yet been granted to Mr. Orr. Vesting will accelerate in full upon a termination of the Consulting Agreement by us without cause or by Mr. Orr for good reason.

Donald H. Gorée

In 2023 and 2022, we paid Rhône Merchant Resources Inc., an entity controlled by Mr. Gorée, $55,000 and $105,000, respectively, for providing us with office space, utilities, secretarial and administrative services. This arrangement was solely for our benefit and was not intended to provide our officers or directors compensation in lieu of a salary.

Effective November 15, 2023, we entered into a Consulting Agreement with Rhône Merchant House, Ltd., an entity of which Donald Gorée is the owner and managing director, pursuant to which Rhône Merchant House, Ltd. will be compensated as follows as our designated strategy consultant:

•        Initial cash incentive of $50,000, of which $30,000 had been paid as of December 31, 2023, with the balance being accrued; and

•        A monthly retainer of $22,000, of which $33,000 was paid as of December 31, 2023.

In addition, at the closing of our initial business combination, we agreed to issue 60,000 RSUs to Rhône Merchant House, Ltd., which vest as follows: 1/3 on the first anniversary of the date of grant, 1/3 on the second anniversary of the date of grant, and 1/3 on the third anniversary of the date of grant, so long as Rhône Merchant House, Ltd. continues to provide service through such vesting date. As of December 31, 2023, the RSUs had not yet been granted to Rhône Merchant House, Ltd. Vesting will accelerate in full upon a termination of the Consulting Agreement by us without cause or by Rhône Merchant House, Ltd. for good reason.

Diego Rojas

Effective November 15, 2023, we entered into an employment agreement (the “Rojas Employment Agreement”) with Diego Rojas, pursuant to which he served as our Chief Executive Officer and a member of our board of directors until December 17, 2023.

In connection with Mr. Rojas’ resignation, we entered into a Separation and Release Agreement with Mr. Rojas effective December 17, 2023. Pursuant to such Separation and Release Agreement, we agreed to pay to Mr. Rojas: (i) his base salary through December 31, 2023; and (ii) $96,000, payable in equal semi-monthly installments, beginning on January 1, 2024. In addition, we agreed to issue to Mr. Rojas 60,000 shares of our Class A Common Stock. As of December 31, 2023, the Class A Common Stock had not yet been granted.

Compensation Advisor

The Compensation Committee retained Pearl Meyer & Partners, LLC (“Pearl Meyer”), a compensation consulting firm, to assist it in evaluating the elements and levels of our executive compensation, including base salaries, annual cash incentive awards and equity-based incentives for our executive officers, consultant, and directors. In November 2022, the Compensation Committee determined that Pearl Meyer is independent from management and that Pearl Meyer’s work has not raised any conflicts of interest. Pearl Meyer reports directly to the Compensation Committee and the Compensation Committee has the sole authority to approve Pearl Meyer’s compensation and may terminate the relationship at any time.

Outstanding Equity Awards at Fiscal Year End

As of December 31, 2023, there were no outstanding equity awards held by our NEOs.

Option Re-pricings

We have not engaged in any option re-pricings or other modifications to any of our outstanding equity awards to our NEOs during fiscal years 2022 and 2023.

Payments Upon Termination or Change in Control

None of our NEOs are entitled to receive payments or other benefits upon termination of employment or a change in control.

Retirement Plans

We do not maintain any deferred compensation, retirement, pension or profit-sharing plans.

Employee Benefits

All of our full-time employees are eligible to participate in health and welfare plans maintained by us, including:

•        medical, dental and vision benefits; and

•        basic life and accidental death & dismemberment insurance.

Our NEOs participate in these plans on the same basis as other eligible employees. We do not maintain any supplemental health and welfare plans for our NEOs.

Nonqualified Deferred Compensation

Our NEOs did not earn any nonqualified deferred compensation benefits from us during the years 2022 and 2023.

Omnibus Equity Incentive Plan

On November 15, 2023, we adopted the 2023 Plan, the material terms of which are described below.

Purpose and Eligibility.    The purpose of the 2023 Plan is (i) to provide eligible persons with an incentive to contribute to our success and to operate and manage our business in a manner that will provide for our long-term growth and profitability and that will benefit our stockholders and other important stakeholders, including our employees and customers, and (ii) to provide a means of recruiting, rewarding, and retaining key personnel.

Equity awards may be granted under the 2023 Plan to officers, directors, including non-employee directors, other employees, advisors, consultants or other service providers of the company or our subsidiaries or other affiliates, and to any other individuals who are approved by the Compensation Committee as eligible to participate in the 2023 Plan. Only our employees or employees of our corporate subsidiaries are eligible to receive incentive stock options.

Effective Date and Term.    The 2023 Plan is effective as of November 15, 2023 and will terminate automatically at 11:59PM ET on the day before the 10th anniversary of the such date, unless earlier terminated by our board of directors or in accordance with the terms of the 2023 Plan.

Administration, Amendment and Termination.    The 2023 Plan will generally be administered by the Compensation Committee. Except where the authority to act on such matters is specifically reserved to the full board of directors under the 2023 Plan or applicable law, the Compensation Committee will have full power and authority to interpret and construe all provisions of the 2023 Plan, any award, and any award agreement, and take all actions and to make all determinations required or provided for under the 2023 Plan, any award, and any award agreement, including the authority to:

•        designate grantees of awards;

•        determine the type or types of awards to be made to a grantee;

•        determine the number of shares of Class A Common Stock subject to an award or to which an award relates;

•        establish the terms and conditions of each award;

•        prescribe the form of each award agreement;

•        subject to limitations in the 2023 Plan (including the prohibition on repricing of options or share appreciation rights without stockholder approval), amend, modify, or supplement the terms of any outstanding award; and

•        make substitute awards.

The Board of Directors is also authorized to appoint one or more committees of the Board of Directors consisting of one or more directors who need not meet the independence requirements under the listing rules of any stock exchange on which Class A Common Stock is listed for certain limited purposes permitted by the 2023 Plan, and to the extent permitted by applicable law, the Compensation Committee is authorized to delegate authority to the Chief Executive Officer and/or any other officers of the company for certain limited purposes permitted by the 2023 Plan. The Board of Directors will retain the authority under the 2023 Plan to exercise any or all of the powers and authorities related to the administration and implementation of the 2023 Plan.

The Board of Directors may amend, suspend, or terminate the 2023 Plan at any time; provided that with respect to awards that are granted under the 2023 Plan, no amendment, suspension or termination may materially impair the rights of the award holder without such holder’s consent. No such action may amend the 2023 Plan without the approval of stockholders if the amendment is required to be submitted for stockholder approval by the Board of Directors, the terms of the 2023 Plan, or applicable law.

Awards.    Awards under the 2023 Plan may be made in the form of:

•        stock options, which may be either incentive stock options or nonqualified stock options;

•        stock appreciation rights or “SARs”;

•        restricted stock;

•        restricted stock units;

•        dividend equivalent rights;

•        performance awards, including performance shares;

•        other equity-based awards; or

•        cash.

An incentive stock option is an option that meets the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and a nonqualified stock option is an option that does not meet those requirements. A SAR is a right to receive upon exercise, in the form of stock, cash or a combination of stock and cash, the excess of the fair market value of one share on the exercise date over the exercise price of the SAR. Restricted stock is an award of common stock subject to restrictions over restricted periods that subject the shares to a substantial risk of forfeiture, as defined in Section 83 of the Code. A restricted stock unit or deferred stock unit is an award that represents a conditional right to receive shares in the future and that may be made subject to the same types of restrictions and risk of forfeiture as restricted stock. Dividend equivalent rights are awards entitling the grantee to receive cash, shares, other awards under the 2023 Plan or other property equal in value to dividends or other periodic payments paid or made with respect to a specified number of shares of stock. Performance awards are awards made subject to the achievement of one or more performance goals over a performance period established by the Compensation Committee. Other equity-based awards are awards representing a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to stock, other than an option, SAR, restricted stock, restricted stock unit, unrestricted stock, dividend equivalent right, or a performance award.

The 2023 Plan provides that each award will be evidenced by an award agreement, which may specify terms and conditions of the award that differ from the terms and conditions that would otherwise apply under the 2023 Plan in the absence of the different terms and conditions in the award agreement. In the event of any inconsistency between the 2023 Plan and an award agreement, the provisions of the 2023 Plan will control.

Awards under the 2023 Plan may be granted alone or in addition to, in tandem with, or in substitution or exchange for any other award under the 2023 Plan, other awards under another compensatory plan of the company or any of our affiliates (or any business entity that has been a party to a transaction with the company or any of our affiliates), or other rights to payment from the company or any of our affiliates. Awards granted in addition to or in tandem with other awards may be granted either at the same time or at different times.

The Compensation Committee may permit or require the deferral of any payment pursuant to any award into a deferred compensation arrangement, which may include provisions for the payment or crediting of interest or dividend equivalent rights, in accordance with rules and procedures established by the Compensation Committee. Awards under the 2023 Plan generally will be granted for no consideration other than past services by the grantee of the award or, if provided for in the award agreement or in a separate agreement, the grantee’s promise to perform future services to the company or one of our subsidiaries or other affiliates.

Forfeiture; Recoupment.    We may reserve the right in an award agreement to cause a forfeiture of the gain realized by a grantee with respect to an award on account of actions taken by, or failed to be taken by, such grantee in violation or breach of, or in conflict with, any employment agreement, non-competition agreement, agreement prohibiting solicitation of employees or clients of the company or any affiliate, confidentiality obligations with respect to the company or any affiliate, or otherwise in competition with the company or any affiliate, to the extent specified in such award agreement. If the grantee is an employee and is terminated for “Cause” (as defined in the 2023 Plan), the Compensation Committee may annul the grantee’s award as of the date of the grantee’s termination.

In addition, any award granted pursuant to the 2023 Plan will be subject to mandatory repayment by the grantee to the company to the extent (i) set forth in the 2023 Plan or in an award agreement, or (ii) the grantee is or becomes subject to our clawback policy, or any applicable laws which impose mandatory recoupment.

Shares Subject to the 2023 Plan.    Subject to adjustment as described below, the maximum number of shares of common stock reserved for issuance under the 2023 Plan is equal to 1,400,000 shares of Class A Common Stock. The maximum number of shares of Class A Common Stock available for issuance pursuant to incentive stock options granted under the 2023 Plan will be the same as the total number of shares of Class A Common Stock reserved for issuance under the 2023 Plan. Shares issued under the 2023 Plan may be authorized and unissued shares, or treasury shares, or a combination of the foregoing.

Any shares covered by an award, or portion of an award, granted under the 2023 Plan that are not purchased or forfeited or canceled, or expire or otherwise terminate without the issuance of shares or are settled in cash in lieu of shares, will again be available for issuance under the 2023 Plan.

Shares subject to an award granted under the 2023 Plan will be counted against the maximum number of shares reserved for issuance under the 2023 Plan as one share for every one share subject to such an award. In addition, at least the target number of shares of stock issuable under a performance award will be counted against the maximum number of shares reserved for issuance under the 2023 Plan as of the grant date, but such number will be adjusted to equal the actual number of shares of stock issued upon settlement of the performance award to the extent different from such number initially counted against the share reserve.

The number of shares available for issuance under the 2023 Plan will not be increased by the number of shares of Class A Common Stock: (i) tendered or withheld or subject to an award surrendered in connection with the purchase of shares upon exercise of an option; (ii) that were not issued upon the net settlement or net exercise of a stock-settled SAR, (iii) deducted or delivered from payment of an award in connection with our tax withholding obligations; or (iv) purchased by us with proceeds from option exercises.

Options.    The 2023 Plan authorizes the Compensation Committee to grant incentive stock options (under Section 422 of the Code) and options that do not qualify as incentive stock options. An option granted under the 2023 Plan will be exercisable only to the extent that it is vested. Each option will become vested and exercisable at such times and under such conditions as the Compensation Committee may approve consistent with the terms of the 2023 Plan. No option may be exercisable more than ten years after the option grant date, or five years after the option grant date in the case of an incentive stock option granted to a “ten percent stockholder” (as defined in the 2023 Plan); provided that, to the extent deemed necessary or appropriate by the Compensation Committee to reflect differences in local law, tax policy, or custom with respect to any option granted to a grantee who is a foreign national or is a natural person who is employed outside of the United States, such option may terminate, and all rights to purchase shares of stock thereunder may cease, upon the expiration of a period longer than ten (10) years from the date of grant of such option as the Compensation Committee shall determine. The Compensation Committee may include in the option agreement provisions specifying the period during which an option may be exercised following termination of the grantee’s service. The exercise price of each option will be determined by the Compensation Committee, provided that the per share exercise price will be equal to or greater than 100% of the fair market value of a share of Class A Common Stock on the grant date (other than as permitted for substitute awards). If we were to grant incentive stock options to any ten percent stockholder, the per share exercise price will not be less than 110% of the fair market value of a share of Class A Common Stock on the grant date.

Incentive stock options and nonqualified stock options are generally non-transferable, except for transfers by will or the laws of descent and distribution. The Compensation Committee may, in its discretion, determine that a nonqualified stock option may be transferred to family members by gift or other transfers deemed not to be for value.

Share Appreciation Rights.    The 2023 Plan authorizes the Compensation Committee to grant SARs that provide the recipient with the right to receive, upon exercise of the SAR, cash, Class A Common Stock, or a combination of the two. The amount that the recipient will receive upon exercise of the SAR generally will equal the excess of the fair market value of shares of Class A Common Stock on the date of exercise over the fair market value of shares of Class A Common Stock on the grant date. SARs will become exercisable in accordance with terms determined by the Compensation Committee. SARs may be granted in tandem with an option grant or independently from an option grant. The term of a SAR cannot exceed ten (10) years from the date of grant. The per share exercise price of a SAR will be no less than the fair market value of one share of Class A Common Stock on the grant date of such SAR.

SARs will be nontransferable, except for transfers by will or the laws of descent and distribution. The Compensation Committee may determine that all or part of a SAR may be transferred to certain family members of the grantee by gift or other transfers deemed not to be for value.

Fair Market Value.    For so long as the Class A Common Stock remains listed on NYSE American, the fair market value of the Class A Common Stock on an award’s grant date, or on any other date for which fair market value is required to be established under the 2023 Plan, will be the closing price of the Class A Common Stock as reported on NYSE American on such date. If there is no such reported closing price on such date, the fair market value of the Class A Common Stock will be the closing price of the Class A Common Stock as reported on such market on the next preceding date on which any sale of Class A Common Stock will have been reported.

If the Class A Common Stock ceases to be listed on NYSE American and is listed on another established national or regional stock exchange, or traded on another established securities market, fair market value will similarly be determined by reference to the closing price of the Class A Common Stock on the applicable date as reported on such other stock exchange or established securities market.

If the Class A Common Stock ceases to be listed on NYSE American or another established national or regional stock exchange, or traded on another established securities market, the Compensation Committee will determine the fair market value of the Class A Common Stock by the reasonable application of a reasonable valuation method in a manner consistent with Section 409A of the Code.

No Repricing.    Except in connection with a corporate transaction involving the company (including, without limitation, any stock dividend, distribution (whether in the form of cash, shares of stock, other securities or other property), stock split, extraordinary dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of stock or other securities or similar transaction), we may not, without obtaining stockholder approval, (a) amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs, (b) cancel outstanding options or SARs in exchange for, or in substitution of, options or SARs with an exercise price that is less than the exercise price of the original options or SARs, (c) cancel outstanding options or SARs with an exercise price above the current price of Class A Common Stock in exchange for cash or other securities, in each case, unless such action is (i) subject to and approved by our stockholders or (ii) would not be deemed to be a repricing under the rules of any stock exchange or securities market on which the Class A Common Stock is listed or publicly traded.

Restricted Stock; Restricted Stock Units.    The 2023 Plan authorizes the Compensation Committee to grant restricted stock and restricted stock units. Subject to the provisions of the 2023 Plan, the Compensation Committee will determine the terms and conditions of each award of restricted stock and restricted stock units, including the restricted period for all or a portion of the award, the restrictions applicable to the award, and the purchase price, if any, for the shares of stock subject to the award. The restrictions, if any, may lapse over a specified period of time or through the satisfaction of conditions, in installments or otherwise, as the Compensation Committee may determine. A grantee of restricted stock will have all of the rights of a stockholder as to those shares, including, without limitation, the right to vote the shares and receive dividends or distributions on the shares, except to the extent limited by the Compensation Committee. The Compensation Committee may provide in an award agreement evidencing a grant of restricted stock that (a) cash dividend payments or distributions paid on restricted stock will be reinvested in shares of stock, which may or may not be subject to the same vesting conditions and restrictions as applicable to such shares of restricted stock or (b) any dividend payments or distributions declared or paid on shares of restricted stock will only be made or paid upon satisfaction of the vesting conditions and restrictions applicable to such shares of restricted stock. Dividend payments or distributions declared or paid on shares of restricted stock which vest or are earned based on upon the achievement of performance goals will not vest unless such performance goals for such shares of restricted stock are achieved, and if such performance goals are not achieved, the grantee of such shares of restricted stock will promptly forfeit and, to the extent already paid or distributed, repay to us such dividend payments or distributions. Grantees of restricted stock units and deferred stock units will have no voting or dividend rights or other rights associated with share ownership, although the Compensation Committee may award dividend equivalent rights on such units.

During the restricted period, if any, when restricted stock and restricted stock units are non-transferable or forfeitable, a grantee is prohibited from selling, transferring, assigning, pledging, exchanging, hypothecating, or otherwise encumbering or disposing of the grantees’ restricted stock and restricted stock units.

Dividend Equivalent Rights.    The 2023 Plan authorizes the Compensation Committee to grant dividend equivalent rights. Dividend equivalent rights may be granted independently or in connection with the grant of any equity-based award, except that no dividend equivalent right may be granted in connection with, or related to an option or SAR. Dividend equivalent rights may be paid currently (with or without being subject to forfeiture or a repayment obligation) or may be deemed to be reinvested in additional shares of stock or awards which may thereafter accrue additional dividend equivalent rights (with or without being subject to forfeiture or a repayment obligation) and may be payable in cash, common shares, or a combination of the two. Dividend equivalent rights granted as a component of another award may (a) provide that such dividend equivalent right will be settled upon exercise, settlement, or payment of, or lapse of restriction on, such other award and that such dividend equivalent will expire or be forfeited or annulled under the same conditions as such award or (b) contain terms and conditions which are different from the terms and conditions of such other award, provided that dividend equivalent rights credited pursuant to a dividend equivalent right granted as a component of another award which vests or is earned based on the achievement of performance goals will not vest unless such performance goals for such underlying award are achieved, and if such performance goals are not achieved, the grantee of such dividend equivalent right will promptly forfeit and, to the extent already paid or distributed, repay to us payments or distributions made in connection with such dividend equivalent rights.

Performance Awards.    The 2023 Plan authorizes the Compensation Committee to grant performance awards. The Compensation Committee will determine the applicable performance period, the performance goals, and such other conditions that apply to the performance award. Any performance measures may be used to measure the performance of the company and our subsidiaries and other affiliates as a whole or any business unit of the company, our subsidiaries, and/or our affiliates or any combination thereof, as the Compensation Committee may deem appropriate, or any performance measures as compared to the performance of a group of comparable companies, or published or special index that the Compensation Committee deems appropriate. Performance goals may relate to our financial performance or the financial performance of our operating units, the grantee’s performance, or such other criteria determined by the Compensation Committee. If the performance goals are met, performance awards will be paid in cash, shares of stock, other awards, or a combination thereof.

Other Equity-Based Awards.    The 2023 Plan authorizes the Compensation Committee to grant other types of stock-based awards under the 2023 Plan. The terms and conditions that apply to other equity-based awards are determined by the Compensation Committee.

Forms of Payment.    The exercise price for any option or the purchase price (if any) for restricted stock, and vested restricted stock units is generally payable (i) in cash or in cash equivalents acceptable to the company, (ii) to the extent the award agreement provides, by the tender (or attestation of ownership) of shares of Class A Common Stock having a fair market value on the date of tender (or attestation) equal to the exercise price or purchase price, (iii) to the extent permitted by law and to the extent permitted by the award agreement, through a broker-assisted cashless exercise, or (iv) to the extent the award agreement provides and/or unless otherwise specified in an award agreement, any other form permissible by applicable law, including net exercise or net settlement and service rendered to us or our affiliates.

Change in Capitalization.    The Compensation Committee may adjust the terms of outstanding awards under the 2023 Plan to preserve the proportionate interests of the holders in such awards on account of any recapitalization, reclassification, share split, reverse share split, spin-off, combination of share, exchange of shares, share dividend or other distribution payable in capital shares, or other increase or decrease in such shares effected without receipt of consideration by the company. The adjustments will include proportionate adjustments to (i) the number and kind of shares subject to outstanding awards and (ii) the per share exercise price of outstanding options or SARs.

Transaction not Constituting a Change in Control.    If the company is the surviving entity in any reorganization, merger, or consolidation with one or more other entities which does not constitute a “change in control” (as defined in the 2023 Plan), any awards will be adjusted to pertain to and apply to the securities to which a holder of the number of common shares subject to such award would have been entitled immediately after such transaction, with a corresponding proportionate adjustment to the per share price of options and SARs so that the aggregate price per share of each option or SAR thereafter is the same as the aggregate price per share of each option or SAR subject to the option or SAR immediately prior to such transaction. Further, in the event of any such transaction, performance awards (and the related performance measures if deemed appropriate by the Compensation Committee) will be adjusted to apply to the securities that a holder of the number of Class A Common Stock subject to such performance awards would have been entitled to receive following such transaction.

Effect of a Change in Control in which Awards are not Assumed.    Except as otherwise provided in the applicable award agreement, in another agreement with the grantee, or as otherwise set forth in writing, upon the occurrence of a change in control in which outstanding awards are not being assumed or continued, the following provisions will apply to such awards, to the extent not assumed or continued:

•        Immediately prior to the occurrence of such change in control, in each case with the exception of performance awards, all outstanding shares of restricted stock and all restricted stock units, and dividend equivalent rights will be deemed to have vested, and all shares of stock and/or cash subject to such awards will be delivered; and either or both of the following two actions will be taken:

•        At least 15 days prior to the scheduled consummation of such change in control, all options and SARs outstanding will become immediately exercisable and will remain exercisable for a period of 15 days. Any exercise of an option or SAR during this 15-day period will be conditioned on the consummation of the applicable change in control and will be effective only immediately before the consummation thereof, and upon consummation of such change in control, the 2023 Plan and all outstanding but unexercised options and SARs will terminate, with or without consideration as determined by the Compensation Committee in its sole discretion; and/or

•        The Compensation Committee may elect, in its sole discretion, to cancel any outstanding awards of options, SARs, restricted stock, restricted stock units, and/or dividend equivalent rights and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or capital stock having a value (as determined by the Compensation Committee acting in good faith), in the case of restricted stock, restricted stock units, deferred stock units, and dividend equivalent rights (for shares of stock subject thereto), equal to the formula or fixed price per share paid to holders of shares of stock pursuant to such change in control and, in the case of options or SARs, equal to the product of the number of shares of stock such subject to such options or SARs multiplied by the amount, if any, which (i) the formula or fixed price per share paid to holders of shares of stock pursuant to such change in control exceeds (ii) the option price or SAR price applicable to such options or SARs.

•        For performance awards, if less than half of the performance period has lapsed, such awards will be treated as though the target performance thereunder has been achieved. If at least half of the performance period has lapsed, such performance awards will be earned, as of immediately prior to but contingent on the occurrence of such change in control, based on the greater of (i) deemed achievement of target performance or (ii) determination of actual performance as of a date reasonably proximate to the date of consummation of the change in control as determined by the Compensation Committee, in its sole discretion.

•        Other Equity-Based Awards will be governed by the terms of the applicable award agreement.

Effect of a Change in Control in which Awards are Assumed.    Except as otherwise provided in the applicable award agreement, in another agreement with the grantee, or as otherwise set forth in writing, upon the occurrence of a change in control in which outstanding awards are being assumed or continued, the following provisions will apply to such awards, to the extent not assumed or continued: The 2023 Plan and the options, SARs, restricted stock, restricted stock units, dividend equivalent rights, and other equity-based equity awards granted under the 2023 Plan will continue in the manner and under the terms so provided in the event of any change in control to the extent that provision is made in writing in connection with such change in control for the assumption or continuation of such awards, or for the substitution for such awards of new options, SARs, restricted stock, restricted stock units, dividend equivalent rights, and other equity-based awards relating to the capital stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustment as to the number of shares and exercise price of options and SARs.

In general, a “change in control” means:

•        a transaction or series of related transactions whereby a person or group (other than the company or any of our affiliates) becomes the beneficial owner of 50% or more of the total voting power of the our voting stock on a fully diluted basis;

•        individuals who constitute the our board of directors, cease to constitute a majority of the members of our board of directors then in office;

•        a merger or consolidation of the company, other than any such transaction in which the holders of our voting stock immediately prior to the transaction own directly or indirectly at least a majority of the voting power of the surviving entity immediately after the transaction;

•        a sale of substantially all of our assets to another person or entity; or

•        the consummation of a plan or proposal for the dissolution or liquidation of the company.

Compensation of Directors

As of December 31, 2023, no compensation was paid for services rendered by our directors for fiscal year 2023.

Director Compensation Program

We believe that attracting and retaining qualified directors is critical to our ability to grow in a manner that is consistent with our corporate governance principles and that is designed to create value for stockholders. We also believe that structuring director compensation with a significant equity component is key to achieving our goals. We believe that this structure will also allow directors to carry out their responsibilities with respect to oversight of the Company while also maintaining alignment with stockholder interests and fiduciary obligations. We anticipate that embedding these core principles and values of alignment and solid governance will enhance our ability to grow and unlock value for stockholders. We have implemented a director compensation policy for our non-employee directors, which consists of:

•        An annual retainer for non-employee directors of $75,000;

•        An annual grant for non-employee directors of RSUs, calculated by dividing $75,000 by the then current-stock price, which will vest on the first anniversary of the grant;

•        An additional annual retainer payment of $50,000 to the Chairman; $25,000 to the Chair of the Audit Committee; $20,000 to the Chair of the Compensation Committee; and $15,000 to the Chair of the Nominating Committee.

SUBMISSION OF STOCKHOLDER PROPOSALS

Our Bylaws require advance notice of any proposal by a stockholder intended to be presented at an annual meeting that is not included in our notice of annual meeting and proxy statement because it was not timely submitted under the following paragraph, or made by or at the direction of any member of the Board of Directors, including any proposal for the nomination for election as a director. To be considered for such presentation at this Annual Meeting, because the Annual Meeting is our first annual meeting of stockholders, we filed a Current Report on Form 8-K on [__], 2024, providing that stockholder proposals must have been submitted no later than the close of business on [__], 2024 (seven days after the filing of the Current Report on Form 8-K).

To be considered for such presentation at our 2025 annual meeting of stockholders (the “2025 Annual Meeting”), any such stockholder proposal must be received by the General Counsel, EON Resources Inc., 3730 Kirby Drive, Suite 1200, Houston, Texas 77098, not less than ninety (90) days nor more than one hundred twenty (120) days before the first anniversary of the date on which the corporation held its annual meeting in the immediately preceding year, and must otherwise comply with applicable rules and regulations of the SEC, including Rule 14a-8 of Regulation 14A under the Exchange Act, provided that if the 2025 Annual Meeting is scheduled to be held on a date more than thirty (30) days before or more than seventy (70) days after the anniversary date of this Annual Meeting of stockholders, a stockholder’s proposal shall be timely if delivered to, or mailed to and received by, the Secretary of our company not later than the close of business on the tenth (10th) day following the day on which public announcement of the date of the 2025 Annual Meeting is first made by us, and in any case discretionary authority may be used if such proposal is untimely submitted.

In addition to satisfying the provisions in our Bylaws relating to nominations of director candidates, including the deadline for written notices, to comply with the SEC’s universal proxy rule, stockholders who intend to solicit proxies in support of director nominees other than our nominees in compliance with Rule 14a-19 under the Exchange Act must provide notice that sets forth the information required by Rule 14a-19 no later than August 31, 2025.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities (“Reporting Persons”), to file reports of ownership and changes in ownership with the SEC. Based solely on our review of the reports filed by Reporting Persons, and written representations from certain Reporting Persons that no other reports were required for those persons, we believe that, during the year ended December 31, 2023, the Reporting Persons met all applicable Section 16(a) filing requirements, except for late Form 3 filings by Byron Blount, Mitchell Trotter, and Dante Caravaggio. As of the date of this Proxy Statement, all such Form 3s have been filed.

OTHER MATTERS

We will furnish without charge to each person whose proxy is being solicited, upon the written request of any such person, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed on May 3, 2024, as filed with the SEC, including the financial statements. Requests for copies of such Annual Report on Form 10-K should be directed to EON Resources Inc., 3730 Kirby Drive, Suite 1200, Houston, Texas 77098, Attn: Chief Financial Officer.

Our Board of Directors does not know of any other matters that are to be presented for action at the Annual Meeting. If any other matters are properly brought before the Annual Meeting or any adjournments thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their best judgment.

It is important that the proxies be returned promptly and that your shares are represented at the Annual Meeting. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

PROXY CARD FOR ANNUAL MEETING

EON Resources Inc.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF
STOCKHOLDERS TO BE HELD ON OCTOBER 30, 2024

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated [•], 2024, in connection with the Annual Meeting of Stockholders to be held on October 30, 2024 at 2:30 p.m. eastern time. The Annual Meeting of Stockholders will be conducted via live webcast at https://www.cstproxy.com/eonr/2024. The undersigned hereby appoints Dante Caravaggio and Mitchell B. Trotter, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of EON Resources Inc. (f/k/a HNR Acquisition Corp) (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Annual Meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying Proxy Statement.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU. AFTER CAREFUL CONSIDERATION OF ALL RELEVANT FACTORS, THE BOARD HAS DETERMINED THAT EACH OF THE PROPOSALS IS ADVISABLE AND IN THE BEST INTERESTS OF THE STOCKHOLDERS AND RECOMMENDS THAT YOU VOTE OR GIVE INSTRUCTION TO VOTE “FOR” EACH OF THE DIRECTORS BEING NOMINATED AND “FOR” PROPOSALS 2, 3, 4, AND 5.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on October 30, 2024: This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/eonr/2024.

Please mark vote as indicated in this example ☒

EON RESOURCES INC. — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE DIRECTORS BEING NOMINATED AND “FOR” PROPOSALS 2, 3, 4, AND 5.

	FOR ALL	WITHOLD ALL	FOR ALL EXCEPT
Proposal 1 — The Director Proposal	☐	☐	☐

To elect two (2) persons to the Company’s Board of Directors as Class I directors, each to hold office until the 2026 annual meeting of stockholders or until their respective successors shall have been duly elected or appointed and qualify.

Nominee:

01) Dante Caravaggio

02) Joseph Salvucci, Jr.

To withhold authority to vote for any individual nominees, mark “For All Except” and write the number(s) of the nominees on the line:

	FOR	AGAINST	ABSTAIN
Proposal 2 — The Auditor Proposal	☐	☐	☐
To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

	FOR	AGAINST	ABSTAIN
Proposal 3 — The NYSE American Proposal	☐	☐	☐

To approve, for purposes of complying with NYSE American Rule 713(a), the potential and likely issuance of more than 19.99% of the Company’s issued and outstanding shares of Class A Common Stock including securities convertible into Class A Common Stock pursuant to the Common Stock Purchase Agreement dated October 17, 2022 (as amended) with White Lion Capital, LLC.

	FOR	AGAINST	ABSTAIN
Proposal 4 — The Stock Issuance Proposal	☐	☐	☐

To approve the issuance of 1,355,340 shares of the Company’s Class A Common Stock to certain investors in the Company who previously held promissory notes issued by us, which were initially exchanged for 451,563 shares of Class A Common Stock on November 13, 2023.

	FOR	AGAINST	ABSTAIN
Proposal 5 — The Stockholder Adjournment Proposal	☐	☐	☐

To approve the adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the above proposals.

Dated __________________, 2024

Stockholder’s Signature	Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.